ANNUAL

REPORT

TO

SHAREHOLDERS

MARCH 31, 2002

MESSAGE FROM THE PRESIDENT Vintage Mutual Funds, Inc.

Dear Shareholders,

The words diversification, strong fundamentals and long term investing have been the investing mantra of our Vintage Fund Managers for years. Although ebbs and flows within various asset classes often prompt emotional reactions, our Managers attempt to avoid such reaction by sifting through the short term noise and continuing to focus on providing excellent risk adjusted returns over time. The past several years have served notice regarding the importance of an appropriate asset allocation strategy in light of each individual's investment time horizon and tolerance for risk. The Vintage Funds offer a spectrum of investment alternatives to meet the needs of varying investment time horizons and risk profiles.

Once again, bonds outperformed stocks over the past twelve months, solidifying the merit of fixed income investing in a balanced portfolio. Principal preservation seemed to be a common theme of investors, as money market and savings accounts continued to grow even in the face of very low yields. Concerns about the mild U.S. economic recession coupled with the horrific September 11 attacks led to an extremely accommodative Federal Reserve short term interest rate policy and declining bond yields, providing the environment for fixed income returns to exceed returns for large capitalization equities. There has been evidence of a turn in the economy, so fixed income returns going forward will likely pale compared to the past 24 months.

We continue to have faith in the U.S. economy and markets and have positioned our Funds to take advantage of strengthening conditions. The reports that follow provide a detailed discussion of the performance of each Vintage Mutual Fund during the past year. I urge you to read them carefully as they provide insight into how and why each Fund performed as it did. The discussion also explains how each Fund is postured for the future.

We appreciate the trust each of you as shareholders place in our management efforts. We thank you for your continued confidence in us, and we look forward to providing excellent investment management in the future. Additionally, we continue to enhance our service capability for current and prospective shareholders. Our goal to provide easy access to account specific and general Vintage Fund information took a significant step forward in our recently revamped Web site, which now allows online account access, trading and other interactive services. We encourage you to visit us at www.VintageFunds.com to experience these dramatic changes. We have reached our goal of making it possible for shareholders to immediately access their account information with a visit to our Web site, a phone call, or a visit to any AMCORE branch. If you would like a prospectus on any or all Vintage Funds, have questions or require assistance, please visit us at www.VintageFunds.com, call us at 1-800-438-6375, or visit us at the nearest AMCORE branch.

Sincerely,

David W. Miles
President

The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

For more complete information on any of the Vintage Mutual Funds, including fees, expenses and sales charges, please call 1-800-438-6375 for a free prospectus. Please read it carefully before investing or sending money.

MESSAGE FROM THE INVESTMENT ADVISER Vintage Mutual Funds, Inc.

Dear Shareholders:

In spite of the great overshadowing uncertainty of the past half-year ending March 31, 2002, the economy seems to have recovered and the equity markets have rebounded from their September 11th depths. For the period, bonds have done their job in their safe haven role, though fixed income yields are up and subsequent returns are "flatish".

The economic mosaic is actually quite positive, even though the market has been trading between fear and hopefulness. After slowing considerably in 2001, and contracting for one quarter, output has begun to recover. Taken in perspective, last year's recession-as officially designated by the National Bureau of Economic Research-was quite mild, except of course in the area of corporate earnings.

Actually the U.S. economy is growing faster than expected, and near term fears of the resumption of recession may be overblown.

The monetary and fiscal stimulus injected into the economy last year worked sooner than even the most optimistic economist expected. Economists raised their GDP growth forecasts for the first quarter from near zero to as high as six percent over the course of the quarter. Recoveries are always associated with declines in short-term interest rates. The Federal Reserve and other central banks cut short-term interest rates by a record amount last year. In the United States, M2, the broadest measure of money supply, grew by 8.9 percent over the six months ending in February. The Federal government will add $90 billion to federal spending in 2002 in addition to $70 billion of tax cuts which are encouraging consumer and capital spending.

Inventory rebuilding was the catalyst for growth in the 1st quarter adding four percentage points to GDP growth. This brought the manufacturing sector back to life. Industrial production has recently improved for the first time since the summer of 2000. The Institute of Supply Management's (formerly the National Association of Purchasing Management) index of overall manufacturing activity improved from 39.5 in October to 55.6 in December. The new orders portion of this index jumped to 65.3 in March, the highest level since the fall of 1999. The inventory rebuilding process typically spans three-quarters. While the biggest boost from inventories occurred in the first quarter, inventories will likely continue to contribute to growth in the next few quarters.

Consumer spending rose at a three-percent rate in the first quarter. Consumers reaped the benefits of refinancing their mortgages, lower tax rates, low inflation, and a mild winter which held down utility bills. The next leg of consumer spending will come from an improving jobs picture. Employment grew for the first time in eight months in March. The Help-wanted Index increased 4 points in February to the highest level since September. It's not surprising that the Conference Board's index of consumer confidence bounced 15 points higher in March to 110.2. This was the highest level since before September 11 and the largest one-month jump since the end of the last recession ended in 1991. More importantly the expectations component of this index is at the highest level since October 2000, suggesting consumers are optimistic about the future. Consumers can keep spending.

Consumer optimism also spilled over into the housing market. Single family starts rose to 1.46 million, the highest level in 23 years. Building permits also rose, suggesting that housing will continue to provide a lift to the economy. Permits are part of the Index of Leading Economic Indicators.

Capital spending by businesses has been a point of much concern. Capital spending, however, is highly correlated to profits. Corporations have been aggressively cutting costs over the last year. This quick action will allow corporate profits to rebound more quickly. In fact, corporate profits began to improve in the fourth quarter of last year and have continued that trend into the new-year. Stronger economic growth in the first quarter has boosted profits further. The drop in G-7 short-term interest rates leads corporate profits by a year. We are now in the sweet spot of that cycle. In addition, the recently passed fiscal stimulus package encourages capital spending through the accelerated depreciation provision. Signs that capital spending is improving are already apparent. Orders for machine tools rose 25 percent in February from a month earlier. Capital spending may prove to be the next positive surprise for the economy.

The global economy is also on the mend. The world leading economic indicator index has turned up sharply over the last three months.

The biggest risk to the economy is a potential oil shock. The recent violence in the Middle East has brought that concern to the forefront. Prices surged 21 percent in March on concern that Middle East oil supplies would be disrupted. A widespread oil embargo, however, appears unlikely. Iraq has announced a cutback on oil exports, but Saudi Arabia has pledged to make up for any shortfall. If oil prices stay below $30 per barrel, the economy should remain unscathed. Needless to say, conditions in the Mid-East-being a "wild card" are tenuous and potentially can cause great dislocations to the markets, and to geo-politics.

The spike in oil prices has also caused fears of inflation. Inflation typically declines during the early stages of recoveries, since there is still a lot of slack in the economy. In this recovery, however, inflation may be stickier. The entire deceleration in the Consumer Price Index last year was due to lower energy prices. Energy prices have stopped falling and have actually increased over 25 percent since the beginning of the year. Other industrial commodity prices are going up as well. In addition, the U.S. economy is largely services oriented and service prices are rising. As a result consumer price inflation may be in the two to three percent range for 2002.

The economy is likely to show that it has stamina. Inventory replenishing should continue. A jobs recovery will support consumer spending. Improving profits and accelerated depreciation will come to the rescue of capital spending. Even after mild recessions, the real GDP advance over the subsequent four quarters typically exceeds four percent. The economy can keep growing.

Portfolio positioning then has been based on the premise that the economy will indeed enjoy a recovery phase this year and next. The many pieces of the mosaic, though mixed at times, are indeed indicating improvement. This portfolio positioning led to out-performance of Fund equities over the six-month period just ended, concentrating its surge during the 4th quarter of 2001 as the market came to anticipate recovery ahead. Because of this positioning, during periods of less ebullience some ground has been given back. Bond performance during this period was comparatively strong, though entering a phase that most likely will prove a struggle for the fixed income market as a whole, especially when viewed in the perspective of the strongly positive returns of the past two years.

Equities should remain quite volatile, meaning that prices can be expected to vary significantly up-and down. And because recovery ultimately brings rising interest rates, bonds can be expected to struggle in the coming months. Nonetheless, signs of recovery continue to mount and the patient investor can anticipate the ultimate capture of its benefits, especially when prudently investing in proportions that most appropriately serves the determined objective. Be sure to review the bond and stock portions of this annual report for other important market and Fund commentary.

Sincerely,

Jay H. Evans
Chief Investment Officer
Investors Management Group

The Vintage Money Market Funds

Short-term interest rates reached their lowest point in the past 40 years following the Federal Reserve Bank Board's engineered economic slow down. The last interest rate cut in the Fed Funds market, the inter-bank lending rate for overnight funds, came in December and reached the 1.75% level, down from the most recent near term high of 6.50% as recently as the year 2000. In percentage terms, this series of cuts was of major proportions.

The short-term rate cuts came early in the 4th quarter as the Fed this time attempted to engineer a restart to a struggling economy, also beset by over-riding fears of an economic shut down following the terrorist September 11 attacks.

As the 1st quarter progressed, fears of an imminent economic collapse began to wane. The stock market's 4th quarter recovery was indicative of probable strengthening. First monetary, then other leading indicators began improving, then more solid data indicators showed improvement including those in the manufacturing sector. Though not yet ready to declare the expansion is underway, the Fed moved from an easing bias weighted toward conditions that may generate economic weakness, to a more neutral bias, based on stabilizing conditions. As conditions strengthen, it can be expected that short-term interest rates would eventually begin to move upward in response to various pressures.

The Government Assets Fund

On signs of an improving economy, the Fed easing cycle ended in December with the Fed Funds target rate unchanged at 1.75%. The Fed subsequently moved to a neutral stance with respect to market risks at its March meeting. At mid-quarter the money market yield curve sharply steepened temporarily in anticipation of an aggressive Fed tightening cycle expected to begin in May, providing the opportunity to pick up yield by investing farther out the curve. Agency spreads trended tighter, somewhat offsetting the value of moving out the curve. The Fund's average days to maturity trended lower throughout the quarter, although finishing the period slightly longer than the norm. The Fund will remain neutral to slightly short its average maturity norm as short term rates rise in response to a recovering economy.

The Liquid Assets Fund

With improving economic conditions the Fed ended its easing cycle and left the Fed Funds target rate unchanged at 1.75% in December. It then shifted to a neutral stance at its March meeting. During the quarter, the short term interest rate curve sharply steepened temporarily based on the market's expectations for early and aggressive Fed tightening, providing a mid-quarter opportunity to pick up yield by investing in longer maturities. Yields for certain short term issuers soared under a market-induced liquidity crunch as investors tried to digest various negative corporate news reports. Many of these issuers are beginning to return to normal. The Fund finished the period near its norm in terms of average days to maturity and will remain at or slightly short this norm as short term rates rise in response to a recovering economy.

The Municipal Assets Fund

As the economy improved during the quarter just past, the Fed easing cycle ended with the Fed Funds target rate at 1.75%. The Fed moved to a neutral stance at its March meeting, and money market yield curves steepened as the market priced in an aggressive Fed tightening cycle expected to begin in May. The municipal money market yield curve did not steepen as dramatically as other sectors offering less opportunity to invest in longer maturities. So cash flow was reinvested toward the third quarter of 2002. The Fund's average days trended lower over the past few months and finished the period near the norm. The Fund will remain near to slightly short this norm as short term rates rise in response to a recovering economy.

Although the Vintage Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Vintage Money Market Funds are neither insured nor guaranteed by the U.S. Government.

VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund
Schedule of Portfolio Investments
March 31, 2002

Par Value	Description	Value

U.S. Government Agency (69.65%):
Federal Farm Credit Bank:
$3,000,000	2.41%, 04/01/02	$3,000,000
1,500,000	6.20%, 07/01/02	1,517,238
1,000,000	6.20%, 07/01/02	1,010,914
3,000,000	1.83%, 08/01/02	2,999,079
3,000,000	1.83%, 08/01/02	2,998,144
3,000,000	1.88%, 09/03/02	2,997,258
Federal Home Loan Bank:
5,000,000	1.98%*, 04/04/02	4,999,181
250,000	5.37%, 04/15/02	250,298
5,000,000	5.25%, 04/25/02	5,009,140
5,000,000	5.25%, 04/25/02	5,009,206
750,000	5.25%, 04/25/02	751,507
4,700,000	5.25%, 04/25/02	4,710,293
3,000,000	6.75%, 05/01/02	3,012,128
2,000,000	6.75%, 05/01/02	2,008,251
500,000	6.23%, 05/08/02	502,276
5,000,000	1.80%**, 02/14/03	5,000,000
1,000,000	6.01%, 05/22/02	1,005,976
1,000,000	5.83%, 06/14/02	1,007,927
500,000	5.83%, 06/14/02	504,056
3,000,000	1.61%*, 06/19/02	2,989,598
517,000	1.64%*, 07/03/02	514,863
1,000,000	6.88%, 07/18/02	1,014,924
5,830,000	1.87%*, 07/24/02	5,796,308
3,520,000	6.00%, 08/15/02	3,574,103
950,000	6.00%, 08/15/02	964,487
1,000,000	5.84%, 01/13/03	1,024,265
2,000,000	5.00%, 02/14/03	2,037,780
Federal Home Loan Mortgage Corporation:
400,000	6.78%, 04/10/02	400,477
5,000,000	5.50%, 05/15/02	5,020,675
5,105,000	5.50%, 05/15/02	5,126,093
3,000,000	1.80%*, 06/20/02	2,988,267
1,360,000	5.63%, 01/10/03	1,391,561
Federal National Mortgage Corporation:
300,000	6.63%, 04/15/02	300,467
1,025,000	7.55%, 04/22/02	1,028,335
2,000,000	6.82%, 04/29/02	2,007,562
4,000,000	6.41%, 07/08/02	4,049,258
3,000,000	6.22%, 08/12/02	3,048,052
2,000,000	2.17%*, 09/11/02	1,980,802
Total U.S. Government Agency		93,550,749

Repurchase Agreements (29.65%):
Bear Stearns:
33,200,000	1.90%, 04/01/02
	(Purchased on 03/28/02, proceeds at maturity $33,207,009; Collateralized by Govt. Agencies,
	02/01/32, Market Value $33,866,836)	33,200,000
Morgan Stanley Dean Witter:
6,619,014	1.82%, 04/01/02
	(Purchased on 03/28/02, proceeds at maturity $6,620,353; Collateralized by Govt. Agencies,
	01/10/03 -- 01/26/18, Market Value $7,439,865)	6,619,014
		39,819,014

	Total Investments in Securities (99.30%) (Cost--$133,369,763)	$133,369,763

	Other Assets and Liabilities (0.70%)	946,598

	Net Assets (100.00%)	$134,316,361

* Effective yield at date of purchase.
** Quarterly step coupon rate adjustment

VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund
Schedule of Portfolio Investments
March 31, 2002

Par Value	Description	Value

U.S. Government Agency (1.04%):
Federal Farm Credit Bank:
$300,000	6.20%, 07/01/02	$302,802
Federal Home Loan Bank:
500,000	6.07%, 08/06/02	506,971
Federal National Mortgage Corporation:
1,000,000	5.00%, 02/14/03	1,019,361
Total U.S. Government Agency		1,829,134

Loan Certificates--FmHA Guaranteed Loan Certificates (10.22%):
17,922,093	2.60% to 6.25%*, 05/08/02 to 02/01/29	17,922,093

Trust Certificates- -U.S. Govt. Guaranteed Student Loans (2.85%):
5,000,000	2.60%***, 12/18/02	5,000,000

Commercial Paper (34.88%):
Cooperative Association Tractor:
2,600,000	1.82%**, 04/03/02	2,599,737
3,200,000	1.81%**, 04/05/02	3,199,356
2,400,000	1.83%**, 04/19/02	2,397,804
Eagle Funding:
4,000,000	1.85%**, 04/04/02	3,999,383
4,000,000	1.81%**, 04/08/02	3,998,592
2,300,000	1.85%**, 04/22/02	2,297,518
Edison Asset Securitization:
3,000,000	1.81%**, 04/01/02	3,000,000
Enterprise Funding:
4,500,000	1.82%**, 04/16/02	4,496,588
Grand Funding:
1,100,000	1.82%**, 04/05/02	1,099,778
5,900,000	1.82%**, 04/15/02	5,895,824
Three Rivers Funding:
4,000,000	1.81%**, 04/02/02	3,999,799
3,000,000	1.81%**, 04/02/02	2,999,849
3,200,000	1.81%**, 04/15/02	3,197,748
Thunder Bay Funding:
2,500,000	1.82%**, 04/17/02	2,497,978
4,381,000	1.85%**, 04/18/02	4,377,173
1,500,000	1.85%**, 05/01/02	1,497,700
Triple A1 Funding:
3,500,000	1.79%**, 04/01/02	3,500,000
3,700,000	1.81%**, 04/05/02	3,699,256
2,400,000	1.83%**, 04/15/02	2,398,292
	Total Commercial Paper	61,152,375

Corporates (45.71%):
Archer Daniels Midland:
4,080,000	4.31%**, 05/01/02	4,065,999
Associates Corporation:
400,000	6.50%, 08/15/02	405,844
Atchison Topeka & Santa Fe Railroad:
1,784,000	8.88%, 06/01/02	1,804,443
Atlantic City Electric:
652,000	6.46%, 04/01/02	652,000
Avco Financial Services:
587,000	6.00%, 08/15/02	594,499
Banc One Corporation:
1,000,000	6.40%, 08/01/02	1,008,558
1,000,000	6.40%, 08/01/02	1,011,986
500,000	6.38%, 10/01/02	510,003
Bankers Trust New York:
1,000,000	8.13%, 05/15/02	1,007,173
Bear Stearns Company:
550,000	6.45%, 08/01/02	556,937
500,000	6.50%, 08/01/02	506,457
1,000,000	6.50%, 08/01/02	1,013,770
Beneficial Corporation:
3,000,000	6.60%, 06/21/02	3,017,246
BP Amoco Capital:
645,000	2.20%, 05/06/02	647,020
California Petroleum Transportation:
5,700,000	7.49%, 04/01/02	5,700,000
Canadian Government:
2,000,000	5.63%, 02/19/03	2,048,137
Caterpillar Financial Services Corporation:
1,000,000	6.02%, 04/15/02	1,001,206
Chubb Capital Corporation:
1,000,000	6.88%, 02/01/03	1,032,853
CIT Group Inc:
1,500,000	6.50%, 06/14/02	1,512,974
CitiGroup Inc:
2,000,000	7.45%, 06/06/02	2,017,260
Dayton Hudson:
1,000,000	9.75%, 07/01/02	1,013,897
Donaldson Lufkin Jenrette:
1,100,000	5.88%, 04/01/02	1,100,000
Duke Energy Corporation:
3,000,000	7.13%, 09/03/02	3,060,140
3,000,000	7.13%, 09/03/02	3,060,041
First Chicago (Bank One):
2,370,000	8.25%, 06/15/02	2,399,305
Firstar Corporation:
2,000,000	6.50%, 07/15/02	2,014,634
General Electric Capital Corporation:
3,675,000	6.52%, 10/08/02	3,758,379
Household Finance Corporation:
1,400,000	6.70%, 06/15/02	1,412,873
2,000,000	6.13%, 07/15/02	2,011,531
2,000,000	5.88%, 11/01/02	2,035,323
IBM Credit Corporation:
5,000,000	5.50%, 04/15/02	5,005,777
International Lease Finance Corporation:
1,500,000	5.63%, 05/01/02	1,504,109
Leggett & Platt Inc:
1,500,000	7.19%**, 04/24/02	1,504,818
Lehman Brothers PLC:
4,000,000	2.20%****, 06/03/02	4,001,856
1,800,000	7.13%, 07/15/02	1,825,070
Merrill Lynch & Company:
1,000,000	8.30%, 11/01/02	1,032,385
1,010,000	6.00%, 02/12/03	1,036,720
MidAmerican Energy Company:
1,000,000	7.38%, 08/01/02	1,017,531
Morgan Stanley Dean Witter:
1,000,000	7.13%, 01/15/03	1,033,142
National Rural Utilities:
500,000	6.50%, 09/15/02	509,048
3,128,000	5.00%, 10/01/02	3,168,263
NationsBank Corporation:
2,000,000	6.94%, 04/12/02	2,002,609
Norwest Corporation:
1,000,000	6.38%, 09/15/02	1,018,852
Philip Morris:
1,750,000	7.63%, 05/15/02	1,760,674
Salomon Smith Barney Holdings:
525,000	6.63%, 07/01/02	530,780
Virginia Electric and Power:
1,208,000	7.38%, 07/01/02	1,218,567
	Total Corporates	80,150,689

Repurchase Agreements (4.91%):
Bear Stearns:
8,604,792	1.90%, 04/01/02
	(Purchased on 03/28/02, proceeds at maturity $8,606,609; Collateralized by Govt. Agencies,
	02/01/32, Market Value $8,778,597)	8,604,792

Mutual Funds (0.18%)
316,586	The Bank of New York Cash Reserve, 0.10%*****	316,586

Total Investments in Securities (99.79%) (Cost--$174,975,669)		$174,975,669

Other Assets and Liabilities (0.21%)		365,640

Net Assets (100.00%)		$175,341,309

* Interest rate fluctuates with prime rate. Put option subject to no longer than 7-day settlement
** Effective yield at date of purchase.
*** Interest rate fluctuates with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.
**** Interest rate fluctuates quarterly with Libor rate.
***** Rate shown is as of March 31, 2002.
VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund
Schedule of Portfolio Investments
March 31, 2002

Par Value	Description	Value

Industrial Development Bonds (1.68%)
Iowa (1.68%)
$107,732	Iowa HFA (Starr-Terry Project), 3.42%**, 05/15/05	$107,732
474,873	Sioux City, IA (Handy Partnership), 2.92%**, 09/15/04	474,873
	Total Industrial Development Bonds	582,605

Variable Rate Demand Obligations (49.28%)
Arizona (2.88%)
1,000,000	Apache Co., AZ IDA 7-Day, 1.45%**, 12/15/18	1,000,000

Delaware (2.88%)
1,000,000	Delaware State Economic Development 7-Day, 1.51%**, 10/01/28	1,000,000

Florida (4.06%)
310,000	Manatee Co., FL Pollution Control Revenue DTN, 1.50%*, 09/01/24	310,000
1,100,000	Putnam Co., FL Pollution Control Revenue DTN, 1.50%*, 09/01/24	1,100,000
		1,410,000
Illinois (1.15%)
400,000	Illinois State Health Facility Authority 7-Day, 1.45%**, 07/01/28	400,000

Iowa (1.73%)
100,000	Iowa Finance Authority Hospital Facilities Revenue 7-Day, 1.50%**, 01/01/28	100,000
500,000	Iowa Finance Authority Iowa West Foundation Project 7-Day, 1.50%**, 01/01/32	500,000
		600,000
Michigan (0.29%)
100,000	Michigan State Strategic Fund DTN, 1.45%*, 06/15/10	100,000

Missouri (5.47%)
1,900,000	Missouri Higher Education Loan Facility 7-Day, 1.65%**, 06/01/17	1,900,000

Pennsylvania (16.70%)
700,000	Allegheny County, PA Higher Education DTN, 1.50%**, 12/01/33	700,000
2,000,000	Benzinger Township, PA Hospital Authority 7-day, 1.50%**, 12/01/30	2,000,000
1,700,000	Erie County, PA Hospital Authority DTN, 1.50%*, 05/15/20	1,700,000
400,000	Lehigh County, PA Hospital DTN, 1.46%*, 07/01/28	400,000
800,000	Pennsylvania Turnpike Commission DTN, 1.50%*, 06/01/27	800,000
200,000	Pennsylvania Turnpike Commission DTN, 1.50%*, 06/01/28	200,000
		5,800,000
Texas (4.90%)
500,000	Grapevine, TX Industrial Development Series A1 DTN, 1.50%*, 12/01/24	500,000
200,000	Grapevine, TX Industrial Development Series A3 DTN, 1.50%*, 12/01/24	200,000
1,000,000	Lone Star, TX Airport Series A3 DTN, 1.46%*, 12/01/14	1,000,000
		1,700,000
Utah (0.29%)
100,000	Salt Lake City, UT Revenue 7-Day, 1.45%**, 01/01/20	100,000

Washington (8.93%)
1,000,000	Lake Tapps Parkway, WA, Series B 7-Day, 1.65%**, 12/01/19	1,000,000
800,000	Port of Vancouver, WA, Series 84A 7-Day, 1.55%**, 12/01/09	800,000
800,000	Port of Vancouver, WA, Series 84B 7-Day, 1.55%**, 12/01/09	800,000
500,000	Washington State Health Care Facilities 7-Day, 1.46%**, 02/15/27	500,000
		3,100,000

	Total Variable Rate Demand Obligations	17,110,000

Municipal Bonds (39.47%)
Alaska (0.59%)
200,000	Anchorage, AK, 5.50%, 10/01/02	203,053

Arizona (2.90%)
600,000	Phoenix, AZ Civic Improvement, 5.25%, 07/01/02	604,054
400,000	Scottsdale, AZ, 7.00%, 07/01/02	404,404
		1,008,458
Connecticut (0.44%)
150,000	Griswold, CT, 5.75%, 04/15/02	153,200

Florida (3.14%)
185,000	Florida State Board of Education, 6.00%, 06/01/02	187,692
265,000	Miami Beach, FL Health Facilities, 6.125%, 11/15/02	277,036
625,000	Miami-Dade Counties, FL School Board, Series A, 3.50%, 05/01/02	625,661
		1,090,389
Illinois (3.65%)
200,000	Illinois Educational Facilities, University of Chicago, Series C, 4.65%, 07/01/02	201,419
150,000	Illinois State, 5.25%, 07/01/02	150,954
300,000	Illinois State, 5.875%, 06/01/02	307,945
250,000	Illinois, State of, 5.125%, 12/01/02	256,014
250,000	Regional Transportation Authority, IL, 5.00%, 06/01/02	251,012
100,000	Southern Illinois University Housing Revenue, 5.25%, 04/01/02	100,000
		1,267,344
Indiana (1.45%)
100,000	Duneland, IN School Building Corporation, 4.45%, 08/01/02	100,573
100,000	Indiana University Student Fee Series J, 4.55%, 08/01/02	100,657
200,000	Lake County, IN Building Corporation, 5.00%, 08/01/02	201,848
100,000	Mill Creek, IN Community East Elementary School, 4.05%, 07/05/02	100,267
		503,345
Kansas (0.58%)
200,000	Gardner, KS Series A, 3.50%, 11/01/02	201,952

Michigan (2.12%)
285,000	Hemlock, MI Public School District, 3.00%, 05/01/02	285,168
200,000	Novi, MI Community School District, 3.50%, 05/01/02	200,145
250,000	Rockford, MI Public School District, 4.35%, 05/01/02	250,376
		735,689
Minnesota (0.65%)
125,000	Anoka County, MN State-Aid Road, Series 2001B, 3.30%, 05/01/02	125,050
100,000	Minnesota, State of, 4.80%, 08/01/02	100,838
		225,888
Missouri (0.34%)
115,000	Missouri State Environmental Improvement, 6.45%, 07/01/02	118,417

Nevada (2.72%)
325,000	Clark County, NV Series A, 6.10%, 06/01/02	333,300
600,000	Las Vegas, NV Refunding, 6.50%, 04/01/02	612,000
		945,300
New Jersey (0.72%)
250,000	New Jersey Wastewater Treatment Trust, 6.25%, 05/15/02	251,225

Oregon (1.76%)
270,000	Clackamas and Washington Counties, OR School District #3, 5.875%, 08/01/02	273,129
185,000	Portland, OR Parking Revenue, 3.00%, 04/01/02	185,000
150,000	Tri-County Metropolitan Transportation District, OR, 5.60%, 07/01/02	152,595
		610,724
Pennsylvania (7.26%)
400,000	Blairsville-Saltsburg School District, PA, 6.50%, 05/15/02	401,982
295,000	Franklin, PA Regional School District, 4.50%, 11/15/02	299,786
360,000	Lower Providence Township, PA Sewer Authority, 6.75%, 05/01/02	361,305
300,000	Pennsylvania State, Second Series, 4.50%, 10/01/02	304,095
250,000	Philadelphia, PA School District Series A, 6.50%, 05/15/02	254,288
325,000	Southeastern School District, York County, PA, 5.40%, 05/15/02	326,242
265,000	Southeastern School District, York County, PA, 5.60%, 05/15/02	266,076
300,000	Wilkinsburg, PA Joint Water Authority, Series A, 6.10%, 08/15/02	305,072
		2,518,846
South Carolina (1.92%)
400,000	South Carolina State Public Service Authority, 6.625%, 07/01/02	412,161
250,000	South Carolina State Capital Improvement, 5.75%, 08/01/02	253,466
		665,627
Tennessee (0.58%)
200,000	Shelby County, TN Series B, 4.50%, 04/01/02	200,000

Texas (3.58%)
300,000	Eanes, TX Independent School District, 2.40%***, 08/01/02	297,630
200,000	Harris County, TX, 9.00%, 06/01/02	202,012
160,000	Laredo, TX Series A, 8.625%, 08/15/02	163,651
250,000	Texas A & M University, 5.50%, 05/15/02	250,848
100,000	Texas Municipal Power Agency, 5.75%, 09/01/02	101,687
225,000	University of North Texas, 5.90%, 04/15/02	225,245
		1,241,073
Utah (0.50%)
850,000	Intermountain Power Agency, UT Power Supply, 2.40%***, 07/01/02	174,241

Washington (1.60%)
450,000	Washington State Public Power Supply, 7.70%, 07/01/02	455,155
100,000	Washington, State of, Refunding Series R-92C, 5.75%, 09/01/02	101,778
		556,933
Wisconsin (2.97%)
100,000	Eau Claire County, WI, 5.30%, 04/01/02	100,000
200,000	Green Bay, WI, Series A, 4.50%, 04/01/02	200,000
500,000	Milwaukee County, WI Corporate Purpose, 4.00%, 10/01/02	504,361
100,000	Milwaukee, WI Corporate Purpose, 5.15%, 11/15/02	101,745
125,000	Wisconsin State, Series C, 5.00%, 05/01/02	125,307
		1,031,413

	Total Municipal Bonds	13,703,117

Mutual Funds (7.43%)
1,500,000	ABN AMRO MuniTOPS Trust Certificates, 1.57%****	1,500,000
1,079,114	Aim Institutional Tax Free Cash Reserve, 1.42%****	1,079,114
		2,579,114

	Total Investments in Securities (97.86%) (Cost--$33,974,836)	$33,974,836

	Other Assets and Liabilities (2.14%)	744,594

	Net Assets (100.00%)	$34,719,430

* Variable rate, put option subject to next business day settlement.
** Variable rate, put option subject to no longer that 7-day settlement.
*** Effective yield at date of purchase.
**** Rate shown is as of March 31, 2002

The Vintage Fixed Income Funds

The strengthening condition of the U.S. economy hindered bonds over the past half-year.

Bonds struggled, particularly in the month of March, as signs of a stronger than expected economic growth became more evident. A negative total return in that month nearly wiped out the market's positive earlier returns.

Investors are perusing comments from Federal Reserve governors for insight as to when the Federal Reserve will raise interest rates. At its March meeting, the Fed officially adopted a neutral bias. While economic growth has been solid in the first quarter, the Fed wants to see more conclusive evidence that the recovery is sustainable before beginning to raise short-term interest rates.

The Fed will likely start moving away from its extremely easy monetary stance by summer. First, the Fed may take back the post-September 11 rate cuts. Prior to September 11, the fed funds rate was at 3 1/2 percent and now stands at the forty year low level of 1 3/4 percent. Second, the Fed will move the fed funds rate back to an equilibrium level. If potential economic growth is in the 3 to 3 1/2 percent range and the Fed's long-run inflation target is 1 1/2 percent, the neutral fed funds rate is between 4 and 5 percent. It's interesting that the actual Fed Funds rate has averaged 4 3/4 percent over the last ten years.

Other central banks have already begun tightening policy. The central banks of New Zealand and Sweden were the first to begin raising their short-term interest rates.

Intermediate rates rose about 1/2 percent in the half-year period as evidence of the economic recovery began to mount. Higher commodity prices also caused concern in the bond market. When the Fed is adjusting monetary policy from an easy to a neutral level, intermediate and long-term rates tend to rise.

If inflation remains below three percent, long-term rates should not rise higher than six percent. Inflation fears, however, may cause long-term rates to overshoot this level. This happened in the last two Fed-tightening cycles in 1994 and 1999.

Close monitoring of industrial commodity prices is appropriate. Industrial commodity prices are a barometer of inflation as well as demand in the economy. Intermediate-term rates tend to rise as long as industrial commodity prices are rising. When industrial commodity prices stop going up, intermediate-term rates also stop rising.

The yield curve between the ten-year Treasury note and the federal funds rate steepened further during the period. The difference between the two points on the yield curve increased to 3.65 percent, as the ten-year Treasury note yield rose. The yield curve is now at its steepest level since late 1992.

As the Fed reverses its policy direction the yield curve will flatten. Short-term rates will likely rise more than long-term rates at some point in the year ahead.

Mortgage-backed securities were the star performers early in 2002, though overall returns have been relatively flat. As the refinancing index plunged, investors became more comfortable owning these securities. In addition, continuing concerns about corporate bonds increased investors' appetite for other securities with yield. Mortgage-backed securities are now near fair value. The Fund's holdings in this sector are near an overall neutral weighting to this sector.

The asset-backed securities sector performed nearly as well as mortgage-backed securities during the quarter. The decline in refinancing of home equity and manufactured housing loans enhanced returns of this sector. Attractive opportunities are available in this sector.

Despite continued accounting concerns, corporate bonds have continued to outperform Treasuries. The Corporate bonds tend to outperform Treasuries as the Fed completes an easing cycle and the outlook for corporate profits begins to improve. Corporate management teams are focused on improving the quality and structure of their balance sheets. The corporate bond market should continue to respond positively to signs of better credit quality. An overweight position in this sector is indicated as appropriate.

The agency sector also outperformed Treasuries. The additional yield of agency securities over Treasuries is now at the lowest level in the last three years. Recently, SEC chairman Harvey Pitt testified that the agencies should provide more financial disclosure. In the past agencies have underperformed during periods of increased regulatory scrutiny. With little upside and potential downside, the Funds are underweight the agency sector.

The bond market continues to face the headwinds of a strengthening economy, rising industrial commodity prices, and a Federal Reserve about to begin raising short-term interest rates. In this environment bond investors need to focus on playing defense. Intermediate-term interest rates are approaching fair value relative to inflation. A stronger economy, rising industrial commodity prices and an approaching period of Fed tightening, however, are all reasons to be cautious. To preserve capital in this environment, portfolios need to have a shorter duration than the benchmark, be structured for a flattening yield curve, and emphasize those sectors that are likely to outperform Treasuries.

The Limited Term Bond Fund

Short-term interest rates remain at the lowest level since the 1960s. The Federal Funds rate is near the rate of consumer price inflation. Because of this the Federal Reserve is likely to begin reversing course in the summer as the economic recovery proves to be sustainable. Recall that the Fed reduced the fed funds rate from 3 1/2 percent to 1 3/4 percent after September 11. An equilibrium Fed Funds rate is between 4 and 5 percent. The Fund is positioning for this environment by shortening its duration and overweighting corporate bonds. A shorter duration will limit price movements and allow maturities to be more quickly reinvested at higher rates. Corporate bonds should benefit as the economy recovers. The Fund is also utilizing asset-backed securities to increase its yield.

For the year ended March 31, 2001, the Fund provided a total return of 5.96 percent*. The Fund ended the period with net assets of $54.2 million.

As of March 31, 2002, approximately 13 percent of the Fund's net assets were invested in Treasury and agency securities, 43 percent in mortgage-related securities, 37 percent in corporate bonds, 2 percent in taxable municipals, and 4 percent in cash and cash equivalents. The average credit quality of these holdings was AA3**.

Value of a $10,000 Investment

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
6/15/95
3/31/96
3/31/97
3/31/98
3/31/99
3/31/00
3/31/01
3/31/02
$15,845
$15,763
$14,237
Vintage Limited Term Bond Fund
Lehman Brothers Intermediate Government/Corp. Bond Index
Merrill Lynch 1-5 Yr. U.S. Gov't/Corp. Index

Average Annual Total Return			
	1 Year	5 Year	Since Inception (06/15/95)
3/31/02	5.96%	5.94%	5.33%

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Limited Term Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index and the Merrill Lynch 1-5 yr. U.S. Government/Corp. Index. Both are unmanaged indices generally representative of the performance of government and corporate bonds and the Lehman Index having maturities of 1-10 years and the Merrill Lynch having maturities of 1-5 years. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund
Schedule of Portfolio Investments
March 31, 2002

Par Value	Description	Value

U.S. Treasury Notes (6.05%)
$3,300,000	3.00%, 11/30/03	$3,275,481

U.S. Government Agencies (7.32%)
300,000	Federal Home Loan Bank, 5.25%, 04/25/02	300,609
1,000,000	Federal Home Loan Bank, 5.50%, 01/21/03	1,021,900
1,000,000	Federal National Mortgage Assoc., 6.25%, 12/13/02	1,024,960
1,500,000	Financial Assistance Corp., 9.38%, 07/21/03	1,614,375
	Total U.S. Government Agencies	3,961,844

Mortgage Related Securities (43.13%)
Collateralized Mortgage Obligations (4.17%)
135,378	Federal National Mortgage Assoc. 1997-72 VA, 7.00%, 10/18/02	136,702
126,326	Federal Home Loan Mortgage Corp. Series 1515 Class E, 6.50%, 03/15/07	126,472
876,732	Federal Home Loan Mortgage Corp. T-15 Class A3, 5.94%, 12/25/19	887,192
258,325	Federal National Mortgage Assoc. 1993-14, 6.00%, 02/25/08	264,796
665,623	PHMS 1995-5 Class A4, 7.25%, 09/25/25	677,691
163,167	Salomon Brothers Mortgage Securites VII 1996-C1 Class A2, 6.78%, 01/20/28	164,433
		2,257,286
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (0.65%)
337,236	#E61274, 7.00%, 08/01/09	351,649

Federal National Mrtge. Assoc. Mortgage-Backed Pools (1.49%)
798,776	#510320, 6.00%, 08/01/06	807,011

Asset Backed Securities (36.82%)
327,286	Block 1998-1, 6.50%, 09/25/12	336,977
500,000	Conseco Finance 1999-H AF3, 7.03%, 12/15/29	515,165
1,150,000	Conseco Finance, 8.41%, 12/15/25	1,220,886
750,000	Conseco Finance 2001-A, 7.44%, 03/15/32	775,005
450,000	Conseco 2000-D, 8.17%, 12/15/25	471,650
854,800	Continental Airlines, 6.41%, 04/15/07	845,543
658,633	Copelco Capital Funding, 7.12%, 08/18/03	671,569
500,000	Centex Home Equity 2000-A, 7.65%, 10/25/26	520,280
1,012,706	Delta Funding Home Equity 1996-3 A4, 7.08%, 03/25/19	1,047,117
1,000,000	Fannie Mae Whole Loan 1996-W1 A5, 7.30%, 03/25/26	1,017,610
590,000	GE Capital Mtg Serv 1999-HE3 A4, 7.46%, 07/25/25	614,426
405,367	GE Capital Mtg Serv, 6.44%, 10/25/16	405,566
1,520,989	GE Capital Mtg Serv 1996-HE4 M, 7.65%, 10/25/26	1,580,247
500,000	Green Tree Home Equity 1999-D A4, 7.56%, 09/15/30	522,990
950,000	Green Tree Home Equity, 6.98%, 06/15/29	986,442
1,000,000	Green Tree Home Equity 1996-3, 7.35%, 05/15/27	1,048,390
241,867	Honda Auto Lease Trust 1999-A, 6.65%, 07/15/05	244,138
485,300	IMC Home Equity Loan Trust Series 1998-1, Class A4, 6.60%, 03/20/05	497,991
462,645	IMC Home Equity Loan Trust Series 1997-3, Class A7, 7.08%, 08/20/28	481,271
554,019	Indymac Manufactured Housing Contract Series 1998-2, Class A2, 6.17%, 12/25/11	556,147
214,407	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	223,553
493,564	Residential Funding Mortgage Securities II Series 1997-HS5, Class M1, 7.01%, 05/25/27	492,725
590,000	Residential Asset Securities Corp Series 2000-KS2, Class AI3, 7.65%, 08/25/25	609,092
1,000,000	The Money Store Home Equity Trust Series 1996-B Class A9, 8.14%, 10/15/27	1,055,650
934,317	The Money Store Home Equity Trust Series 1997-B, 7.27%, 07/15/38	968,522
468,734	The Money Store Home Improvement Trust Series 1997-1 Class M1, 7.41%, 05/15/17	483,171
694,270	The Money Store Home Improvement Trust Series 1997-2 Class M1, 7.17%, 02/15/20	712,488
1,000,000	Union Acceptance Corp., 6.82%, 01/09/06	1,035,300
		19,939,911

	Total Mortgage-Related Securities	23,355,857

U.S. Taxable Municipal Bonds (1.61%)
205,000	Bexar County, TX Housing, 8.75%, 05/01/05	216,865
500,000	Coralville, IA, 8.25%, 06/01/02	502,020
150,000	St. Charles Arena, 6.54%, 09/15/05	154,650
	Total U.S. Taxable Municipal Bonds	873,535

Corporate Bonds (37.41%)
Banking and Financial Services (6.49%)
1,000,000	CIT Group, Inc., 5.50%, 02/15/04	1,003,750
1,000,000	CNA Financial, 6.25%, 11/15/03	980,000
750,000	MBNA, 7.25%, 09/15/02	762,187
250,000	St. Paul Companies, 6.65%, 05/15/03	257,813
500,000	Susquehanna Banc, 6.30%, 02/01/03	508,750
		3,512,500
Consumer Goods and Services (9.09%)
1,500,000	Equifax, 6.50%, 06/15/03	1,543,125
361,000	Ikon Office, 6.75%, 11/01/04	350,170
65,000	K-Mart Corporation, 8.13%, 12/01/06	31,850
1,000,000	Motorola, 6.45%, 02/01/03	991,250
1,000,000	Shoppers Food, 9.75%, 06/15/04	1,051,250
1,000,000	Worldcom, 7.88%, 05/13/03	956,250
		4,923,895
Healthcare (3.66%)
1,000,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	963,750
1,000,000	Nationwide Health, 7.67%, 04/18/03	1,020,000
		1,983,750
Industrial Goods and Services (16.29%)
1,000,000	Boeing, 6.35%, 06/15/03	1,028,750
1,000,000	Central Louisiana Electric, 7.50%, 07/15/04	1,046,250
1,000,000	Central Maine Power, 7.50%, 06/16/02	1,010,000
1,000,000	Comdisco, 9.50%, 08/15/03	835,000
1,000,000	Consolidated Natural Gas, 7.25%, 10/01/04	1,047,500
500,000	Cummmins Engine, 6.75%, 02/15/27	468,750
520,000	Old Dominion Electric, 7.97%, 12/01/02	523,900
1,675,000	Shaw Group, Zero Coupon, 05/01/21	919,156
1,000,000	Thermo Fibertek, 4.50%, 07/15/04	945,000
1,000,000	Xerox, 8.13%, 04/15/02	1,000,000
		8,824,306
Railroads (1.88%)
1,000,000	Norfolk Southern Railway Equipment Trust, 7.75%, 08/15/02	1,016,250

	Total Corporate Bonds	20,260,701

Mutual Funds (4.00%)
2,165,396	Government Assets Fund T Shares, 1.31%**	2,165,396

	Total Investments in Securities (99.52%)
	(Cost $53,628,658)	$53,892,814

	Other Assets and Liabilities (0.48%)	260,679

	Net Assets (100.00%)	$54,153,493

---------------
** Rate shown is as of March 31, 2002.

The Bond Fund

The Fund has historically performed well, relative to the bond market as a whole, in periods when intermediate-term interest rates are rising. The Fund once again demonstrated this ability to preserve capital when bond market returns were anemic in the first quarter. The bond market faces the headwinds of a strengthening economy, rising oil and industrial commodity prices, and a Federal Reserve soon to begin raising short-term interest rates. This environment will continue to challenge the bond market in the period ahead. The duration of the Fund is shorter than its benchmark in order to limit price movement as interest rates rise. The Fund is positioned for a yield curve shift in which short-term interest rates rise more than long-term interest rates. Asset-backed securities provide an opportunity to invest in shorter-term securities without sacrificing yield. Mortgage-backed securities performed extremely well in the first quarter as refinancing declined. This sector is now near fair value and is neutral weighted. Corporate bonds are overweighted, since this sector is likely to continue to perform better than Treasuries as the economy recovers and corporate debt declines.

For the year ended March 31, 2002, the Fund provided a total return of 5.20 percent*. The Fund ended the period with net assets of $143.4 million.

As of March 31, 2002, approximately 45 percent of the Fund's net assets were invested in mortgage-related securities, 36 percent in corporate bonds, 4 percent in taxable municipals, 13 percent in Treasuries and agencies, and 3 percent in cash and cash equivalents. The average maturity of these holdings was 6.98 years with an average credit quality of AA3**.

Value of a $10,000 Investment

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
7/7/95
3/31/96
3/31/97
3/31/98
3/31/99
3/31/00
3/31/01
3/31/02
$15,414
$15,317
Vintage Bond Fund
Lehman Brothers Aggregate Index

Average Annual Total Return			
	1 Year	5 Year	Since Inception (07/07/95)
3/31/02	5.20%	7.31%	6.53%

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Bond Fund is compared to the Lehman Brothers Aggregate Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund
Schedule of Portfolio Investments
March 31, 2002

Par Value	Description	Value

U.S. Treasury Bonds (7.96%)
$2,550,000	7.50%, 11/15/16	$2,929,695
2,100,000	8.13%, 08/15/19	2,571,261
2,900,000	7.13%, 02/15/23	3,267,024
1,000,000	6.00%, 02/15/26	995,030
500,000	12.00%, 08/15/13	678,435
800,000	8.00%, 11/15/21	979,560
	Total U.S. Treasury Bonds	11,421,005

U.S. Treasury Notes (3.83%)
3,000,000	7.25%, 08/15/22	3,420,330
2,000,000	5.75%, 08/15/03	2,069,520
	Total U.S. Treasury Notes	5,489,850

U.S. Government Agencies (0.95%)
1,250,000	Federal National Mortgage Assoc., 7.25%, 01/15/10	1,358,575

Mortgage-Related Securities (44.95%)
Collateralized Mortgage Obligations (10.24%)
190,000	Advanta Mortgage Loan Trust 1999-1 A4, 6.30%, 04/25/27	193,884
1,090,000	Advanta Mortgage Loan Trust 2000-1, 8.37%, 12/25/20	1,144,740
1,000,000	Citicorp Mortgage 1998-7 A3, 6.55%, 08/25/28	1,022,100
2,000,000	Federal National Mortgage Assoc. 1997-93, 6.25%, 10/18/21	2,028,200
1,570,262	Federal Home Loan Mortgage Corp. Structured Pass Through, 7.12%, 06/25/28	1,636,134
1,108,039	Indymac Manufactured Housing Contract Series 1998-2, Class A2, 6.17%, 12/25/11	1,112,293
460,247	Indymac Manufactured Housing Contract Series 1998-2, Class A4, 6.64%, 12/25/27	461,996
648,395	Mortgage Lenders Network Home Equity 1998-1, 6.76%, 08/25/29	663,262
311,558	Prudential Home Mortgage Securities, 7.15%, 03/25/24	316,793
1,500,000	Residential Asset Securitization Trust 1998-A12, 6.80%, 11/25/28	1,525,845
509,420	Residential Asset Securitization Trust 1998-A13, 6.50%, 12/25/28	517,153
981,699	Residential Funding Mortgage Securities II Series 1999-HS5, Class M3, 7.50%, 01/25/30	990,368
108,229	Salomon Mortgage Sec. VII 1995-1 PO, 10.54%*, 02/25/25	89,466
500,000	Southern Pacific Secured Assets Corp 1998-1 A6, 7.08%, 03/25/28	511,493
500,000	The Money Store Home Equity Trust Series 1994-A, 6.73%, 06/15/24	512,470
1,121,181	The Money Store Home Equity Trust Series 1997-B, 7.27%, 07/15/38	1,162,227
433,919	The Money Store Home Improvement Trust Series 1997-2 Class M1, 7.17%, 02/15/20	445,305
333,403	UCFC Manufactured Housing Contract 1998-2 A2, 6.08%, 08/15/15	339,945
		14,673,674
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (5.38%)
770,564	#G80135, 7.00%, 10/25/24	785,729
543,672	#E00436, 7.00%, 06/01/11	566,767
344,547	#555019, 7.50%, 11/01/19	359,972
1,099,677	#C00896, 7.50%, 12/01/29	1,139,848
986,008	#C00592, 7.00%, 03/01/28	1,008,233
1,640,046	#C53696, 7.00%, 06/01/31	1,672,765
282,236	#272596, 9.00%, 02/01/09	301,882
22,645	#C00126, 8.50%, 06/01/22	24,411
122,702	#E00548, 6.50%, 05/01/13	125,691
1,619,971	#19588, 6.50%, 12/01/28	1,622,968
107,433	#00538, 6.50%, 03/01/13	110,050
		7,718,316
Federal National Mortgage Association Mortgage-Backed Pools (10.87%)
810,067	#240650, 7.50%, 07/01/21	855,949
220,409	#332748, 8.00%, 12/01/25	234,240
173,918	#421028, 8.00%, 10/01/27	184,258
1,647,441	#323282, 7.50%, 07/01/28	1,714,871
322,439	#50706, 7.50%, 02/01/23	337,149
624,696	#250990, 7.50%, 07/01/27	650,340
180,955	#251286, 7.00%, 11/01/27	185,187
1,038,115	#251614, 7.00%, 04/01/28	1,061,753
1,417,819	#251697, 6.50%, 05/01/28	1,419,081
1,136,271	#252334, 6.50%, 02/01/29	1,134,885
449,067	#303971, 7.50%, 07/01/16	467,964
89,812	#313873, 7.00%, 12/01/27	91,912
896,844	#323640, 7.50%, 04/01/29	934,673
719,480	#346287, 7.00%, 05/01/26	736,747
285,873	#408827, 6.50%, 02/01/28	286,127
522,804	#430203, 7.00%, 06/01/28	534,708
1,527,895	#535817, 7.00%, 04/01/31	1,558,866
1,695,066	#581592, 7.00%, 06/01/31	1,729,442
314,632	#251813, 6.50%, 07/01/28	314,912
704,452	#448917, 6.50%, 11/01/28	705,079
439,066	#430093, 7.00%, 06/01/28	449,063
		15,587,206
Government National Mortgage Assoc. Mortgage-Backed Pools (11.98%)
160,839	#22231, 7.00%, 06/20/26	164,218
1,535,830	#22536, 7.50%, 01/20/28	1,598,416
3,982	#315929, 9.00%, 06/15/22	4,369
12,909	#341681, 8.50%, 01/15/23	13,972
14,943	#354189, 7.50%, 05/15/23	15,722
33,560	#359600, 7.50%, 07/15/23	35,309
525,687	#466138, 7.50%, 12/15/28	549,053
275,386	#547495, 8.00%, 04/15/31	289,687
461,376	#780601, 7.00%, 07/15/27	471,762
2,133,181	#780990, 7.50%, 12/15/28	2,227,830
151,969	#21608, 7.50%, 02/20/09	159,865
87,805	#376218, 7.50%, 08/15/25	92,014
35,373	#385300, 8.00%, 10/15/24	37,642
36,506	#410049, 8.00%, 07/15/25	38,790
215,149	#412334, 7.00%, 10/15/27	219,992
58,736	#440404, 7.50%, 04/15/27	61,466
661,346	#451459, 7.50%, 09/15/27	692,139
659,743	#451522, 7.50%, 10/15/27	690,415
541,415	#462384, 7.00%, 11/15/27	553,602
1,470,531	#462556, 6.50%, 02/15/28	1,470,090
1,253,998	#469699, 7.00%, 11/15/28	1,281,510
560,145	#486467, 7.00%, 08/15/28	572,434
1,213,639	#486760, 6.50%, 12/15/28	1,213,275
249,507	#780075, 8.00%, 03/15/25	265,862
132,667	#780213, 7.50%, 08/15/25	139,010
700,759	#780453, 7.50%, 12/15/25	734,164
1,067,350	#780584, 7.00%, 06/15/27	1,091,376
190,446	#780619, 7.00%, 08/15/12	199,239
1,214,394	#780717, 7.00%, 02/15/28	1,242,216
56,059	#412645, 8.00%, 08/15/26	59,515
119,915	#454375, 7.00%, 03/15/28	122,546
827,002	#780936, 7.50%, 12/15/28	865,987
		17,173,487
Asset Backed Securities (6.48%)
2,000,000	Conseco Finance 2000-6 A4, 6.77%, 09/01/32	2,074,600
1,000,000	Conseco Finance 1999-H AF3, 7.03%, 12/15/29	1,030,330
1,000,000	Conseco Finance, 8.15%, 02/15/31	1,070,140
171,164	Continental Airlines, 7.08%, 11/01/04	160,683
1,663,888	Continental Airlines, 7.46%, 04/01/13	1,562,291
173,436	Discover Card, 6.79%, 04/16/10	177,427
182,492	Green Tree Recreational Equipment, 6.55%, 07/15/28	187,850
157,904	IMC Home Equity, 6.69%, 02/25/21	161,230
178,373	IMC Home Equity Loan 1996-4 Class A4, 7.11%, 08/25/14	178,992
428,614	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	446,894
2,543,622	Northwest Airlines, 7.07%, 07/12/17	2,243,881
		9,294,318

	Total Mortgage-Related Securities	64,447,001

U.S. Taxable Municipal Bonds (3.93%)
1,400,000	Coralville, IA, 8.25%, 06/01/02	1,405,656
1,000,000	Detroit Michigan Building Authority, 6.60%, 07/01/03	1,037,770
120,000	El Paso County, TX, 7.75%, 06/01/03	123,902
125,000	Fulton, MO Import Taxable Sinking Fund, 7.60%, 07/01/11	132,832
1,000,000	Las Vegas, NV, 7.20%, 07/01/15	1,038,410
388,711	Mille Lacs Band Of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04	385,376
90,000	Prairie Du Chien, WI, Redevelopment Auth., 7.60%, 04/01/05	95,954
100,000	Prairie Du Chien, WI, Redevelopment Auth., 7.63%, 04/01/06	106,922
1,200,000	University of Southern California, 5.87%, 01/01/14	1,135,548
165,000	Washington St. HSG, 7.65%, 01/01/04	174,019
	Total U.S. Taxable Municipal Bonds	5,636,389

Corporate Bonds (35.68%)
Banking and Financial Services (3.63%)
950,000	Block Financial, 8.50%, 04/15/07	1,026,000
250,000	GMAC, 8.88%, 06/01/10	276,250
1,500,000	Heller Financial, 6.44%, 10/06/02	1,528,125
130,000	Hubco, Inc., 7.75%, 01/15/04	129,350
165,000	Lehman Brothers MTN, 8.05%, 01/15/19	169,331
500,000	Northern Trust Co, 6.50%, 05/01/03	516,250
1,500,000	Paine Webber Group Inc, 6.45%, 12/01/03	1,565,625
		5,210,931
Consumer Goods and Services (15.13%)
300,000	Alberto-Culver, 6.38%, 06/15/28	288,375
1,000,000	Delta Airlines, 7.11%, 09/18/11	1,004,720
1,865,000	J.C. Penney, 7.38%, 08/15/08	1,781,075
545,000	J.C. Penney, 7.40%, 04/01/37	525,925
1,100,000	Jones Apparel, 7.50%, 06/15/04	1,146,750
1,150,000	K-Mart Corp, 12.50%, 03/01/05	569,250
1,000,000	MCI Communications, 8.25%, 01/20/23	867,500
975,000	Northwest Airlines, 6.84%, 04/01/11	944,015
3,600,000	Olsten Corp, 7.00%, 03/15/06	3,555,000
3,690,000	Omnicare, 5.00%, 12/01/07	3,500,887
2,609,000	Reebok International, 6.75%, 09/15/05	2,573,126
3,440,000	Tupperware, 7.25%, 10/01/06	3,431,400
1,100,000	Worldcom, 7.50%, 05/15/11	922,625
675,000	Worldcom, 7.75%, 04/01/07	584,719
		21,695,367
Healthcare (1.78%)
2,650,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	2,553,938

Governement Agency (0.49%)
700,000	Quebec Province, 6.19%, 03/10/26	704,375

Industrial Goods and Services (12.01%)
145,000	AGCO Corp, 8.50%, 03/15/06	145,000
700,000	Analog Devices, 4.75%, 10/01/05	664,125
1,000,000	Comdisco, 9.50%, 08/15/03	835,000
975,000	El Paso Natural Gas, 8.63%, 01/15/22	1,028,625
2,500,000	Geon Company, 6.88%, 12/15/05	2,506,250
2,000,000	Halliburton, 6.75%, 02/01/27	1,827,500
2,110,000	Ikon Office, 6.75%, 11/01/04	2,046,700
277,000	IMC Global, 9.45%, 12/15/11	272,499
500,000	John Deere, 8.63%, 08/01/19	506,875
945,000	Millipore Corp, 7.20%, 04/01/02	945,000
1,000,000	Northwest Pipeline, 9.00%, 08/01/22	1,050,000
5,050,000	Shaw Group, Zero Coupon, 05/01/21	2,771,188
3,103,000	Teck Corp, cvt., 3.75%, 07/15/06	2,625,914
		17,224,676
International (0.32%)
225,000	Naples, City of, Italy, 7.52%, 07/15/06	234,281
185,000	Nova Scotia, 8.25%, 11/15/19	214,600
		448,881
Real Estate (1.22%)
1,550,000	Nationwide Health Properties, 7.23%, 11/08/06	1,491,875
10,000	Realty Income Sr. Notes, 8.25%, 11/15/08	257,200
		1,749,075
Utilities (1.10%)
500,000	Boise Cascade, 7.05%, 05/15/05	496,875
75,000	Citizens Utility Co. 6.80%, 08/15/26	75,094
1,000,000	Florida Power & Light, 6.88%, 4/01/04	1,002,500
		1,574,469

	Total Corporate Bonds	51,161,712

Mutual Funds (2.71%)
3,860,349	Government Assets Fund T Shares, 1.31%**	3,860,349
18,498	The Bank of New York Cash Reserve, 0.10%**	18,498
		3,878,847
	Total Investments in Securities (100.01%)
	(Cost $142,039,112)	$143,393,379

	Other Assets and Liabilities (-0.01%)	(8,105)

	Net Assets (100.00%)	$143,385,274

---------------
* Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.
** Rate shown is as of March 31, 2002.

The Municipal Bond Fund

The Vintage Municipal Bond Fund performed well for the trailing three years period, even though it struggled in the first quarter relative to its peers. During recent months various restructuring trades were executed to improve prospective long-term performance. The restructuring included reducing the number of callable bonds and increasing liquidity by purchasing stronger trading names. Duration was maintained at about 5% short the benchmark, improving the performance profile of the Fund for both up and down markets. Some further restructuring in coming months is expected which can position the portfolio for solid performance in the long term.

For the year ended March 31, 2002, the Fund provided a total return of 2.41 percent*. The Fund ended the period with net assets of $46.7 million.

As of March 31, 2002, the portfolio was widely diversified with holdings in a wide cross-section of states. The average maturity of these holdings was 6.75 years with an average credit quality of AA1**.

Value of a $10,000 Investment

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
2/16/93
3/31/93
3/31/94
3/31/95
3/31/96
3/31/97
3/31/98
3/31/99
3/31/00
3/31/01
3/31/02
$16,520
$15,218
Vintage Municipal Bond Fund
Merrill Lynch Intermediate Municipal Bond Index

Average Annual Total Return			
	1 Year	5 Year	Since Inception (02/16/93)
3/31/02	2.41%	4.68%	4.71%

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Municipal Bond Fund is measured against the Merrill Lynch Intermediate Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 1-20 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund
Schedule of Portfolio Investments
March 31, 2002

Par Value	Description	Value

Municipal Bonds (84.22%)
Florida (2.25%)
$500,000	Jacksonville, FL Water & Sewer, 5.00%, 10/01/20	$524,020
500,000	State of Florida Board of Education, 5.13%, 06/01/05	525,005
		1,049,025
Georgia (2.44%)
1,000,000	Fulton County, GA, 6.38%, 05/01/11	1,139,390

Hawaii (2.19%)
1,000,000	Honolulu, HI, 5.00%, 10/01/13	1,022,850

Illinois (19.03%)
1,000,000	Chicago, IL, 5.38%, 01/01/13	1,052,960
1,000,000	Cook County, IL Series B, 4.90%, 11/15/10	1,022,300
1,000,000	Illinois - Depaul University, 5.00%, 10/01/11	1,027,420
465,000	Illinois Housing Development Authority Single Family, 6.50%, 02/01/09	480,898
1,000,000	Illinois State Sales Tax Revenue, 5.00%, 06/15/09	1,038,560
1,000,000	Illinois State Toll Highway Authority Revenue, 5.50%, 01/01/14	1,060,410
1,000,000	Macon County And Decatur Illinois Ctf Partn, 6.50%, 01/01/04	1,057,330
1,000,000	Southern Illinois University, 5.00%, 04/01/10	1,029,920
1,000,000	Will County, IL School District 122, 6.50%, 11/01/17	1,117,740
		8,887,538
Indiana (10.04%)
450,000	Allen County, IN, 5.75%, 10/01/11	486,612
1,000,000	Evansville, IN Building Authority, 5.30%, 08/01/08	1,054,930
1,000,000	Highland, IN Sch Bldg Corp, 5.25%, 07/05/14	1,006,370
1,000,000	Indianapolis, IN Public Transportation, 6.00%, 07/01/10	1,063,340
1,000,000	Kokomo-Center, IN School Building Corp., 6.75%, 07/15/04	1,077,180
		4,688,432
Iowa (2.18%)
500,000	Iowa State Certificate Participation, 6.50%, 07/01/06	515,475
500,000	Lansing, IA, 4.30%, 11/01/08	503,040
		1,018,515
Kansas (3.08%)
380,000	Jackson County, KS, 6.65%, 10/01/03	402,549
1,000,000	Johnson County, KS, School District #233, 5.30%, 09/01/13	1,034,810
		1,437,359
Maine (1.70%)
750,000	Maine Mun Bd Bk, 5.25%, 11/01/08	794,850

Massachusetts (1.09%)
500,000	Massachusetts State Port Authority, 5.50%, 07/01/15	506,905

Michigan (3.33%)
500,000	Michigan State Bldg, 5.05%, 10/15/14	512,525
1,000,000	Wayne State University, 5.38%, 11/15/13	1,044,490
		1,557,015
Minnesota (1.65%)
750,000	Moorhead, MN , Independent School District #152, 5.00%, 04/01/12 When-issued	772,425

New Jersey (1.12%)
500,000	New Jersey Wastewater Treatment Trust Series A, 4.80%, 09/01/06	521,625

Oklahoma (1.57%)
725,000	Tulsa County, OK, 4.00%, 05/01/06	731,358

Pennsylvania (1.67%)
750,000	Pennsylvania State, 5.00%, 02/01/08	779,925

Rhode Island (1.11%)
500,000	Rhode Island State, 4.90%, 06/15/04	519,515

Texas (11.66%)
500,000	Dallas, TX, Water & Sewer, 4.90%, 04/01/04	509,065
1,000,000	Pharr-San Juan-Alamo, TX. Independent School District, 5.25%, 02/01/08	1,041,950
900,000	Sam Rayburn Texas Municipal, 6.00%, 09/01/10	985,482
1,000,000	San Antonio Electric and Gas, TX, 5.00%, 02/01/12	1,024,940
1,000,000	San Antonio, TX, 6.00%, 08/01/08	1,095,160
750,000	Texas State Water Financial Assistance, 5.25%, 08/01/10 When-issued	788,288
		5,444,885
Utah (2.26%)
500,000	Nebo, UT, 6.00%, 07/01/03	521,775
500,000	Salt Lake County, UT, 5.50% 12/15/04	531,970
		1,053,745
Virginia (2.29%)
1,000,000	Virginia Beach, VA, 5.40%, 09/01/09	1,069,910

Washington (9.12%)
1,000,000	Benton County, WA, Public Utility, 5.45%, 11/01/08	1,055,050
1,000,000	King County, WA School District #415, 5.50%, 06/01/12	1,064,880
1,000,000	Pierce County, WA, School District #001, 6.00%, 12/01/10	1,101,400
1,000,000	Washington State, 5.00%, 09/01/09	1,036,980
		4,258,310
Wisconsin (4.44%)
1,000,000	Wisconsin State Government Obligation, 5.00%, 05/01/11	1,025,750
1,000,000	Wisconsin State Series A, 5.00%, 05/01/09	1,047,630
		2,073,380

	Total Municipal Bonds	39,326,957

Alternative Minimum Tax Paper (10.29%)
1,000,000	Alaska Student Loan, 5.63%, 07/01/07	1,034,590
500,000	Austin, TX, Airport Revenue, 5.50%, 11/15/06	524,385
300,000	Illinois Student Assistance Commission, Student Loan Revenue, Series M, 6.30%, 03/01/03	306,876
500,000	Iowa Student Loan, 5.75%, 12/01/06	514,860
1,000,000	Iowa Student Loan Liquidity Corp. Series C, 5.10%, 06/01/09	1,021,000
335,000	Massachusetts Education Loan Authority, 5.60%, 07/01/06	353,358
20,000	New Mexico Educational Assistance, 5.75%, 08/01/07	21,030
1,000,000	Utah Bd Regents, 5.20%, 05/01/08	1,028,310
	Total Alternative Minimum Tax Paper	4,804,409

Mutual Funds (9.03%)
2,342,836	Municipal Assets I Shares, 1.22%**	2,342,836
1,875,098	Federated Tax-Free Obligations Institutional Service Shares, 1.49%**	1,875,098
		4,217,934
	Total Investments in Securities (103.54%)
	(Cost $47,361,126)	$48,349,300

	Other Assets and Liabilities (-3.54%)	(1,654,591)

	Net Assets (100.00%)	$46,694,709

---------------------
** Rate shown is as of March 31, 2002.

The Vintage Equity Funds

Volatility and uncertainty characterize market tone as the Vintage fiscal year draws to a close. Geopolitical and institutional concerns are added to the normal worries confronting the markets and the investor. Against this backdrop, the recovery of the U.S. economy and corporate earnings become all the more important.

Actually when viewed as a continuum, the markets and the equity funds performed well over the past half-year period ending March 31, 2002. To be sure a great deal of market gains were achieved by year-end, most particularly in certain sectors, with some give back in the first quarter just past. And sentiment swings have been near violent.

The economy and earnings are definitely establishing a recovery track. Nonetheless investors have recently ignored these improving signs and focused instead on troubling conditions such as Enron, a related accounting scandal and recent indications of conflicts of interest within the underwriting and broker community. In addition to Enron, a rash of high profile bankruptcies including Kmart, Global Crossing and McLeodUSA also contributed to investor fears.

The good news is that the economy and earnings are set to climb. Economic releases showing inventories being replenished, unemployment claims falling, consumer confidence rising, industrial production improving, commodity prices rising and stronger-than-expected GDP growth have been constructive, even while being largely ignored of late.

To be sure, the market has begun to anticipate some near term slowing and has responded negatively to that anticipation. But in spite of its nervousness, the market has indeed recovered from its September 11th depths. Over the past half-year the widely watched S&P 500-benchmark index was up +10.3 percent. And for the period, tech was surprisingly better at +23.2 percent, on stellar returns in the 4th quarter of last year. (Tech has given back -5.3 percent in the first quarter of 2002.) Interestingly, investors did seem to focus on the improving economy at times, as the Dow Jones Industrial Average generated a respectable gain of +17.6 percent in the period.

The Dow typically performs better than the S&P 500 during economic recoveries as it is more heavily weighted in industrial and economically sensitive stocks. Telecommunication and technology stocks were particularly weak during the first quarter as investors struggled with earnings visibility and the outlook for technology spending. Telecommunication stocks were hard hit as their high debt levels raised fears of additional bankruptcies and industry consolidation.

Materials stocks (+23.7 percent) represented the best performing sector during the half-year period. Rising industrial commodity prices drove materials stocks higher as inventory rebuilding increased demand. The ever-volatile tech sector also jumped (+22.7 percent), though the gains came during the fourth quarter, while the sector gave up return (-5.3 percent) during the first quarter. The energy sector (+15.0 percent) also performed well as crude oil prices rose dramatically due to increased violence in the Middle East. Consumer discretionary stocks jumped (+20.8 percent) and following a late surge staples also rose (+9.8 percent) during the period.

The telecommunication sector (-25.6 percent) logged the worst performance during this past half-year. And health-care remained flat (-1.2 percent), due to concerns regarding patent expirations. Industrials (-1.3 percent) also struggled as fears of balance sheet problems spread to some of the large industrial companies that employ a growth-by-acquisition business model.

Small cap stocks again performed better than large cap stocks during the quarter. The S&P 600 Index posted a strong gain of 31.2 percent. Small cap stocks typically perform well as the economy recovers from a recession because they have a higher level of domestic revenue content compared to large cap stocks. Investors also become more willing to hold riskier small company stocks during an environment of improving economic conditions. The Enron scandal also helped small cap stocks during the quarter as investors favored smaller companies that have less complex financial structures and straightforward accounting practices.

In order for the stock market to move higher in the months ahead and sustain such a move, a rebound in corporate earnings is vitally important. After experiencing a plunge in the rate of earnings in 2001 to historically low levels, investors have been slow to show increased confidence in an earnings turnaround. Corporate management teams have been reluctant to provide earnings guidance, which has resulted in little to no earnings visibility. Many on Wall Street still question whether earnings can recover much at all, particularly with nominal GDP running at historically low levels and pricing power for corporations still almost nonexistent.

However, recent economic reports that historically are positively correlated with corporate earnings suggest improvement lies ahead. As the inventory rebuild has begun to take place, industrial production is now showing the first signs of an emerging recovery. Industrial commodity prices have also been on the rise and the overall ISM Index (Institute of Supply Management) has broken decisively above 50, indicating an expansion in manufacturing is now underway. Additionally, the ISM Prices Paid and New Orders Indexes have both moved into an upward trend. The good news is that these indicators suggest that production should continue to climb and, if so, an earnings recovery could be right around the corner.

Earnings have indeed seemingly turned the corner. Subsequent to period end, earnings reports indicate a generally improving trend, after having suffered the worst successive declines seen in the modern era. A significant portion of those reporting beat estimates, albeit lowered to reflect current conditions. Select firms can be expected to report staggering negative surprises, but the overall trend ahead appears likely to be up, both on a quarter-to-quarter and year-over-year basis as the economy improves.

A word concerning recent accounting irregularities and questionable research. Those in the accounting profession and brokerage industry should be held accountable for past transgressions and ethical standards must be strengthened. The many upstanding individuals in these professions are ill served by the few. The specifics of the Anderson-Enron practices have yet to work their way through to judicial and legislative remedies. They will, and appear to be rather narrowly contained. Regarding the questionable research practices, your advisor makes use of multiple "street" sources and the ever-widening availability of company specific information. Indeed it relies on the work of its analyst staff on which to make its own independent decisions regarding the validity of company specific prospects. A careful stance is appropriate in this regard.

Taking a broader perspective, the markets are ever captive to the vagaries of the moment, and have been so for time immemorial. The investor doesn't have to be reminded that the markets have suffered many random dislocations, from Desert Storm, oil disruptions, ethnic wars, Latin American economic collapse, Asian economic collapse, derivative breakdown, banking crises, and the September 11 terrorist strikes. These all within the past decade.

Further back in time there have been world wars, "police actions", atomic brinkmanship, Cuban missiles, famines, and world political crises of many kinds. We can expect more in the years ahead. But through all the various disasters and breakdowns, the U.S. markets have survived and eventually thrived. Our belief is that the fundamentals ultimately prevail and that U.S. political stability, and economic and military strength present a tremendously positive long-term investment environment.

We continue to anticipate positive stock returns for 2002. However we expect a moderate rather than robust economic recovery and have no expectation of a return to the heady markets of the mid-to-late 1990's. Even as positive signs mount the near term strength of the stock market will greatly depend on how vigorously earnings and the economy recover. We remain cautiously optimistic.

The Vintage Balanced Fund

The fixed portion of the Vintage Balanced Fund has performed well. Early in the first quarter the fixed portion had a slight set back with the deterioration of Kmart. By the end of the quarter the fund made back the under performance and then some. This out performance came through an overweight to MBS and corporates as well as a shorter than benchmark duration. The Fund is positioned shorter than its benchmark and is over weighted to corporates. New MBS purchases will likely occur in the CMO market to protect against extension risk. The fixed portfolio may be migrated more toward a barbell position to take advantage of the steep yield curve in anticipation of a flatter curve later this year. Corporate purchases are focused in undervalued sectors and names.

Stronger-than-expected economic reports have become more prevalent indicating that the economic recovery is on track. However following a great year end finish, positive economic news only resulted in flat stock returns in the equity portion in the most recent quarter as investors instead focused on the uncertainty created by the Enron debacle and other problems. The equity portion of the Fund is postured to benefit from a sustained economic recovery and should stand to increase returns as the economy gains strength. The equity portion of the Fund is emphasizing economically sensitive sectors such as industrials, consumer discretionary and basic materials. Stocks showing good promise include Honeywell, Textron, United Technologies, Viacom, Omnicom Group and DuPont.

For the year ended March 31, 2002, the Fund experienced a total return of -0.45 percent*. The Fund ended the period with net assets of $56.9 million.

As of March 31, 2002, approximately 30 percent of the Fund's net assets were invested in fixed income securities and 69 percent in stocks. The top five equity holdings in the equity portfolio were: General Electric (2.63 percent of the Fund's net assets), United Technologies (2.61 percent), Citigroup (2.32 percent) Bank of New York (2.21 percent), and Amgen (2.10 percent). The fixed income portion of the portfolio was invested in a variety of Treasuries and agencies, corporate bonds, taxable municipal bonds, and mortgage-related securities. The average credit quality was AA3**.

Value of a $10,000 Investment

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
6/1/95
3/31/96
3/31/97
3/31/98
3/31/99
3/31/00
3/31/01
3/31/02
$19,719
$18,410
Vintage Balanced Fund
50% S&P 500 Stock Index/50% Lehman Brothers Intermediate Government/Corp. Bond Index

Average Annual Total Return			
	1 Year	5 Year	Since Inception (06/01/95)
3/31/02	-0.45%	7.91%	9.34%

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Balanced Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market, and the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund
Schedule of Portfolio Investments
March 31, 2002

Shares/
Par Value	Description	Value

US Treasury Bonds (2.38%)
$500,000	6.25%, 08/15/23	$512,030
750,000	7.13%, 02/15/23	844,920
	Total U.S. Treasury Bonds	1,356,950

U.S. Government Agency (0.95%)
500,000	Federal National Mortgage Assoc, 7.25%, 01/15/10	543,430

Mortgage Related Securities (10.20%)
Collateralized Mortgage Obligations (0.36%)
100,000	Federal Home Loan Mortgage Corp, Series 1610 Class PM, 6.25%, 04/15/22	103,161
50,054	Federal National Mortgage Assoc, 1992-46 Class J, 5.00%, 01/25/07	50,630
65,994	Salomon Bros. Mortgage Sec. VII, 1995-1 Class PO, 10.54%***, 02/25/25	54,553
		208,344
Federal Home Loan Mortgage Corp. Mortgage-Backed Pools (2.82%)
219,935	#C00896, 7.50%, 12/01/29	227,970
246,502	#C00592, 7.00%, 03/01/28	252,058
300,352	#E20252, 7.00%, 07/01/11	313,111
404,380	#17281, 6.50%, 11/01/28	405,128
404,993	#19588, 6.50%, 12/01/28	405,742
		1,604,009
Federal National Mortgage Assoc. Mortgage-Backed Pools (2.86%)
354,455	#251697, 6.50%, 05/01/28	354,770
378,757	#252334, 6.50%, 02/01/29	378,295
355,064	#428865, 7.00%, 06/01/28	363,149
223,028	#430203, 7.00%, 06/01/28	228,106
292,449	#323640, 7.50%, 04/01/29	304,785
		1,629,105
Government National Mortgage Assoc. Mortgage-Backed Pools (3.98%)
164,936	#451522, 7.50%, 10/15/27	172,604
303,410	#486760, 6.50%, 12/15/28	303,319
120,133	#780075, 8.00%, 03/15/25	128,008
300,325	#780453, 7.50%, 12/15/25	314,642
95,223	#780619, 7.00%, 08/15/12	99,619
313,499	#469699, 7.00%, 11/15/28	320,378
280,072	#486467, 7.00%, 08/15/28	286,217
367,633	#462556, 6.50%, 02/15/28	367,522
266,839	#780584, 7.00%, 06/15/27	272,845
		2,265,154
Asset Backed Securities (0.18%)
83,642	Green Tree Recreational Equipment, 6.55%, 07/15/28	86,098
16,606	UCFC Home Equity Loan, 7.48%, 03/15/20	16,680
		102,778

	Total Mortgage-Related Securities	5,809,390

U.S. Taxable Municipal Bonds (1.88%)
350,000	Coralville, IA, 8.25%, 06/01/02	351,414
195,000	Fulton, MO Golf Course, 7.60%, 07/01/11	207,219
86,351	Mille Lacs Band Of Ojibwe Indians, 8.00%, 06/01/04	85,610
135,000	New Orleans, LA Hsg. Dev., 8.00%, 12/01/03	139,856
300,000	University of Southern California, 5.87%, 01/01/14	283,887
	Total U.S. Taxable Municipal Bonds	1,067,986

Corporate Bonds (14.44%)
Banking and Financial Services (1.26%)
460,000	Hubco, Inc, 7.75%, 01/15/04	457,700
250,000	Lehman Bros. MTN, 8.05%, 01/15/19	256,563
		714,263
Consumer Goods and Services (4.39%)
500,000	Ford Motor Company, 7.13%, 11/15/25	440,625
500,000	J.C. Penney & Co., 6.13%, 11/15/03	497,500
400,000	Jones Apparel, 7.50%, 06/15/04	417,000
350,000	K-Mart Corp, 12.50%, 3/01/05	173,250
500,000	Omnicare, 5.00%, 12/01/07	474,375
500,000	Tupperware, 7.25%, 10/01/06	498,750
		2,501,500
Government Agency (0.53%)
300,000	Quebec Province, 6.19%, 03/10/26	301,875

Healthcare (0.93%)
550,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	530,062

Industrial Goods and Services (3.43%)
500,000	Cummins Engine, 6.75%, 02/15/27	468,750
500,000	Ikon Office, 6.75%, 11/01/04	485,000
500,000	Olsten Corp, 7.00%, 03/15/06	493,750
600,000	Teck Corp, cvt., 3.75%, 07/15/06	507,750
		1,955,250
International (0.31%)
150,000	Nova Scotia, 8.25%, 11/15/19	174,000

Real Estate (0.59%)
350,000	Nationwide Health Properties, 7.23%, 11/08/06	336,875

	Total Corporate Bonds	6,513,825

Common Stocks (69.28%)
Advertising (1.82%)
11,000	Omnicom Group	1,038,400

Banking (2.21%)
30,000	Bank Of New York	1,260,600

Broadcasting (1.81%)
20,000	Clear Channel Communications*	1,028,200

Capital Goods (1.24%)
5,000	SPX Corp	707,900

Chemicals (1.52%)
12,000	Dow Chemical	392,640
10,000	Du Pont	471,500
		864,140
Computer Hardware (2.91%)
55,000	Cisco Systems*	931,150
7,000	IBM	728,000
		1,659,150
Computer-Software & Peripherals (3.09%)
30,000	Citrix Systems*	518,400
10,000	Microsoft*	603,100
50,000	Oracle*	640,000
		1,761,500
Consumer Goods & Services (1.14%)
10,000	Kimberly-Clark	646,500

Diversified (1.91%)
5,000	3M	575,050
10,000	Textron	511,000
		1,086,050
Electrical & Electronic (3.64%)
40,000	General Electric	1,498,000
15,000	Honeywell	574,050
		2,072,050
Entertainment (2.10%)
20,000	AOL Time Warner*	473,000
15,000	Viacom Class B*	725,550
		1,198,550
Financial Services (4.85%)
10,000	American Express	409,600
26,666	Citigroup	1,320,500
18,000	Morgan Stanley Dean Witter	1,031,580
		2,761,680
Healthcare (0.90%)
15,000	Zimmer Holdings*	510,750

Index Shares (3.19%)
12,000	I Shares S&P Growth	958,920
70,000	I Shares S&P Index	860,300
		1,819,220
Industrial Goods & Services (2.61%)
20,000	United Technologies	1,484,000

Insurance (2.73%)
13,710	American International Group	989,040
5,000	March & McLennan	563,700
		1,552,740
Internet Related (0.81%)
17,000	Verisign*	459,000

Leisure (1.45%)
15,000	Harley Davidson	826,950

Medical Equipment & Supplies (2.75%)
10,000	Guidant*	433,200
25,000	Medtronic	1,130,250
		1,563,450
Oil & Gas Exploration Products & Services (6.82%)
20,000	El Paso	880,600
20,000	Exxon Mobile	876,600
20,000	Schlumberger	1,176,400
20,000	Weatherford International*	952,600
		3,886,200
Paper Products (0.64%)
10,000	Boise Cascade	362,400

Pharmaceuticals (6.41%)
15,000	Abbott Laboratories	789,000
20,000	Amgen*	1,193,600
10,000	Merck	575,800
27,500	Pfizer	1,092,850
		3,651,250
Restaurants (1.42%)
25,000	Brinker International*	810,250

Retail - General Merchandise (2.21%)
15,000	Target	646,800
10,000	Walmart	612,900
		1,259,700
Retail - Specialty Stores (2.99%)
10,500	Home Depot	510,405
40,000	Staples*	798,800
10,000	Walgreen	391,900
		1,701,105
Semiconductors (2.62%)
36,000	Intel	1,094,760
12,000	Micron Technology	394,800
		1,489,560
Technology (2.00%)
12,000	SAP	446,400
21,000	Texas Instruments	695,100
		1,141,500
Telecommunications-Services and Equipment (1.49%)
10,000	Qualcomm*	376,400
70,000	Worldcom*	471,800
		848,200

	Total Common Stocks	39,450,995

Mutual Funds (4.19%)
2,386,029	Government Assets Fund T Shares, 1.31%**	2,386,029

	Total Investments in Securities (100.32%)
	(Cost $54,682,526)	$57,128,605

	Other Assets and Liabilities (-0.32%)	(183,680)

	Net Assets (100.00%)	$56,944,925
---------------
* Represents non-income producing securities.
** Rate shown is as of March 31, 2002.
*** Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.

The Vintage Equity Fund

After a strong year-end 2001 finish, the market flattened during the 1st quarter in spite of stronger-than-expected economic reports. Investors focused on the uncertainty created by the Enron debacle, accounting irregularities and potentially misleading investment bank provided research. Nonetheless, the economy is indeed on track and the Fund continues to be postured to benefit from a sustained recovery. The Fund is emphasizing economically sensitive sectors such as industrials, consumer discretionary and basic materials. It is also tilting its holdings toward lower capitalized stocks through the purchase of lower cap firms and the exchange traded index-tracking iShares. Stocks showing good promise include Honeywell, Textron, United Technologies, Viacom, Omnicom Group and DuPont.

For the year ended March 31, 2002, Equity Fund "S" Shares experienced a total return of -3.65 percent*.

As of March 31, 2002, the portfolio was fully invested and widely diversified. The top five holdings were: Amgen (3.41% of the Fund's net assets), Morgan Stanley Dean Witter (3.12%), General Electric (3.06%), United Technologies (3.03%) and S&P Index I Shares (3.01%)**.

Value of a $10,000 Investment

$42,000
$39,000
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/15/92
3/31/94
3/31/96
3/31/98
3/31/00
3/31/02
$31,734
$27,388
$27,149
Vintage Equity Fund -- S Shares
Vintage Equity Fund -- T Shares
S&P 500 Stock Index

Average Annual Total Return			
	1 Year	5 Year	Since Inception (12/15/92)
3/31/02(S)	-3.65%	8.19%	11.34%
3/31/02(T)	-3.44%	8.37%	11.45%

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund
Schedule of Portfolio Investments
March 31, 2002

Shares	Description	Value

Common Stocks (99.10%)
Advertising (1.93%)
75,000	Omnicom Group	$7,080,000

Banking (2.52%)
220,000	Bank of New York	9,244,400

Biotechnology (4.79%)
210,000	Amgen*	12,532,800
100,000	Genentech*	5,045,000
		17,577,800
Broadcasting (2.66%)
190,000	Clear Channel Communications*	9,767,900

Capital Goods (1.35%)
35,000	SPX Corp	4,955,300

Chemicals (4.03%)
110,000	Dow Chemical	3,599,200
85,000	Du Pont	4,007,750
120,000	Praxair	7,176,000
		14,782,950
Computer Hardware (2.90%)
260,000	Cisco Systems*	4,401,800
60,000	IBM	6,240,000
		10,641,800
Computer - Software and Peripherals (4.10%)
300,000	Citrix Systems*	5,184,000
100,000	Microsoft*	6,031,000
300,000	Oracle*	3,840,000
		15,055,000
Computer Services (1.58%)
100,000	Electronic Data Systems	5,799,000

Consumer Goods & Services (1.76%)
100,000	Kimberly-Clark	6,465,000

Diversified (5.71%)
50,000	3M	5,750,500
80,000	Textron	4,088,000
150,000	United Technologies	11,130,000
		20,968,500
Electrical & Electronic (4.10%)
300,000	General Electric	11,235,000
100,000	Honeywell	3,827,000
		15,062,000
Entertainment (2.97%)
175,000	AOL Time Warner*	4,138,750
140,000	Viacom Class B*	6,771,800
		10,910,550
Financial Services (9.11%)
100,000	American Express	4,096,000
200,000	Citigroup	9,904,000
100,000	Fannie Mae	7,988,000
200,000	Morgan Stanley Dean Witter	11,462,000
		33,450,000
Healthcare (1.39%)
150,000	Zimmer Holdings*	5,107,500

Index Shares (4.08%)
49,000	I Shares S&P Growth	3,915,590
90,000	I Shares S&P Index	11,061,000
		14,976,590
Insurance (3.79%)
130,000	American International Group	9,378,200
40,100	March & McLennan	4,520,874
		13,899,074
Internet Related (0.81%)
110,000	Verisign*	2,970,000

Leisure (1.88%)
125,000	Harley Davidson	6,891,250

Medical Equipment & Supplies (3.15%)
90,000	Guidant*	3,898,800
170,000	Medtronic	7,685,700
		11,584,500
Oil & Gas Exploration Products & Services (9.60%)
200,000	El Paso	8,806,000
150,000	Exxon Mobile	6,574,500
175,000	Schlumberger	10,293,500
201,000	Weatherford International*	9,573,630
		35,247,630
Paper Products (0.49%)
50,000	Boise Cascade	1,812,000

Pharmaceuticals (5.05%)
90,000	Merck	5,182,200
270,000	Pfizer	10,729,800
40,000	Wyeth	2,626,000
		18,538,000
Restaurants (1.76%)
200,000	Brinker International*	6,482,000

Retail - General Merchandise (3.51%)
157,000	Target	6,769,840
100,000	Walmart	6,129,000
		12,898,840
Retail - Specialty Stores (5.29%)
175,000	Home Depot	8,506,750
350,000	Staples*	6,989,500
100,000	Walgreen	3,919,000
		19,415,250
Semiconductors (3.41%)
250,000	Intel	7,602,500
150,000	Micron Technology	4,935,000
		12,537,500
Technology (2.92%)
110,000	SAP	4,092,000
200,000	Texas Instruments	6,620,000
		10,712,000
Telecommunications - Services and Equipment (2.46%)
80,000	Qualcomm*	3,011,200
80,000	Verizon	3,652,000
350,000	Worldcom*	2,359,000
		9,022,200

	Total Common Stocks	363,854,534

Mutual Funds (0.82%)
3,005,075	Government Assets Fund T Shares, 1.31%**	3,005,075

	Total Investments in Securities (99.92%)
	(Cost $282,111,073)	$366,859,609

	Other Assets and Liabilities (0.08%)	283,183

	Net Assets (100.00%)	$367,142,792

---------------
* Represents non-income producing securities.
** Rate shown is as of March 31, 2002.

The Vintage Aggressive Growth Fund*

After a very strong gain in the fourth quarter of last year, Aggressive Growth Fund returns pulled back during the first quarter as the market retrenched. The overweight in technology stocks that drove the Fund's high return in the fourth quarter dampened results in the first quarter. Uncertainty rose due to earnings visibility concerns for technology companies and balance sheet concerns for telecommunications companies. The fallout from accounting fears in the wake of the Enron scandal also did not help the performance of aggressive growth stocks. The fund continues to shift its strategy to benefit from an economic recovery by increasing holdings in industrials and basic materials and decreasing exposure to healthcare and biotech.

For the year ended March 31, 2002, the Fund experienced a total return of -4.12 percent**. The Fund ended the period with net assets of $94.8 million.

As of March 31, 2002, the Fund's top five holdings were: S&P Growth I Shares (4.13% of the Fund's net assets), The Bank of New York (3.55%), Amgen (3.46%), Lehman Brothers (3.41%) and Guidant (3.20%)***.

Value of a $10,000 Investment

$49,000
$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
9/29/95
3/31/96
3/31/97
3/31/98
3/31/99
3/31/00
3/31/01
3/31/02
$27,463
$21,753
$18,275
$16,553
Vintage Aggressive Growth Fund
S&P 500 Stock Index
NASDAQ Composite Index
S&P MidCap 400 Stock Index

Average Annual Total Return			
	1 Year	5 Year	Since Inception (09/29/95)
3/31/02	-4.12%	6.76%	8.05%

* Small-cap companies typically carry additional risk since smaller companies generally have a higher risk of failure and, by definition are not as well-established as blue-chip companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.

** Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

*** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Aggressive Growth Fund is measured against the S&P 500 Stock Index, the NASDAQ Composite Index and the S&P Mid Cap 400 Stock Index, which represent the performance of the stock market as a whole, small-capitalization stocks and small- to mid-sized companies respectively. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
VINTAGE MUTUAL FUNDS, INC.
Aggressive Growth Fund
Schedule of Portfolio Investments
March 31, 2002

Shares	Description	Value

Common Stocks (92.42%)
Advertising (1.99%)
20,000	Omnicom Group	$1,888,000

Banking (3.55%)
80,000	Bank of New York	3,361,600

Biotechnology (3.46%)
55,000	Amgen*	3,282,400

Broadcasting (2.71%)
50,000	Clear Channel Communications*	2,570,500

Capital Goods (2.91%)
19,500	SPX Corp	2,760,810

Chemicals (3.57%)
60,000	Dow Chemical	1,963,200
30,000	Du Pont	1,414,500
		3,377,700
Computer Hardware (1.25%)
70,000	Cisco Systems*	1,185,100

Computer - Software and Peripherals (1.06%)
23,000	Veritas Software*	1,008,090

Consumer Goods & Services (1.37%)
20,000	Kimberly-Clark	1,293,000

Diversified (2.16%)
40,000	Textron	2,044,000

Electrical & Electronic (5.63%)
85,000	Flextronics*	1,551,250
50,000	General Electric	1,872,500
50,000	Honeywell	1,913,500
		5,337,250
Entertainment (4.91%)
80,000	AOL Time Warner*	1,892,000
57,000	Viacom Class B*	2,757,090
		4,649,090
Financial Services (10.54%)
46,666	Citigroup	2,310,901
50,000	Lehman Brothers	3,232,000
40,000	Morgan Stanley Dean Witter	2,292,400
87,700	Stilwell Financial	2,147,773
		9,983,074
Health Care Products and Services (1.38%)
170,000	WebMD*	1,305,600

Index Shares (4.13%)
49,000	I Shares S&P Growth	3,915,590

Insurance (1.93%)
25,000	Chubb	1,827,500

Internet Related (1.86%)
15,000	Check Point Software Technologies*	456,000
30,000	Verisign*	810,000
145,000	Vignette*	498,800
		1,764,800
Medical Equipment & Supplies (3.20%)
70,000	Guidant*	3,032,400

Oil & Gas Exploration Products & Services (6.63%)
65,000	El Paso	2,861,950
10,000	Schlumberger	588,200
17,500	Cal Dive International*	435,750
50,200	Weatherford International*	2,391,026
		6,276,926
Paper Products (1.20%)
31,300	Boise Cascade	1,134,312

Pharmaceuticals (1.82%)
30,000	Merck	1,727,400

Restaurants (1.20%)
35,000	Brinker International*	1,134,350

Retail - General Merchandise (1.94%)
30,000	Walmart	1,838,700

Retail - Specialty Stores (2.00%)
95,000	Staples*	1,897,150

Semiconductors (5.69%)
25,000	Broadcom*	897,500
65,000	Intel	1,976,650
60,000	Micron Technology	1,974,000
15,000	Semtech*	547,500
		5,395,650
Technology (8.70%)
35,600	Amphenol*	1,666,080
10,000	Analog Devices*	450,400
68,600	Avnet	1,856,316
28,000	Brocade Communications*	756,000
50,000	GlobespanVirata*	746,000
22,000	Speechworks International*	172,480
70,000	Texas Instruments	2,317,000
9,600	TTI Team Telecom International*	275,520
		8,239,796
Technology - Software (2.59%)
25,000	BEA Systems*	342,750
30,000	Integrated Device Technology*	997,200
30,000	SAP	1,116,000
		2,455,950
Telecommunications Services & Equipment (3.04%)
30,000	Qualcomm*	1,129,200
260,000	Worldcom*	1,752,400
		2,881,600

	Total Common Stocks	87,568,338

Limited Partnerships (1.98%)
	BlueStream Ventures, L.P.*** (1.79 percent of Partnership's Net Assets)	1,875,611

Mutual Funds (3.73%)
3,534,151	Government Assets Fund T Shares, 1.31%**	3,534,151

	Total Investments in Securities (98.13%)
	(Cost $92,971,395)	$92,978,100

	Other Assets and Liabilities (1.87%)	1,776,062

	Net Assets (100.00%)	$94,754,162

---------------
* Represents non-income producing securities.
** Rate shown is as of March 31, 2002.
*** This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the investment adviser with Board of Director approval.
VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2002
	Government	Liquid	Municipal	Limited		Municipal			Aggressive
	Assets	Assets	Assets	Term Bond	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value	$93,550,749	$166,370,877	$33,974,836	$53,892,814	$143,393,379	$48,349,300	$57,128,605	$366,859,609	$92,978,100
Repurchase agreements	39,819,014	8,604,792	-----	-----	-----	-----	-----	-----	-----
Total Investments (Cost $133,369,763;$174,975,669;$33,974,836; $53,628,658;$142,039,112;$47,361,126; $54,682,526;$282,111,073; $92,971,395)
Total Investments	133,369,763	174,975,669	33,974,836	53,892,814	143,393,379	48,349,300	57,128,605	366,859,609	92,978,100
Interest and dividends receivable	1,174,440	1,674,570	271,662	609,675	1,737,404	684,516	235,036	289,735	100,318
Receivable from brokers for investments sold	-----	-----	800,000	-----	-----	1,016,100	-----	927,781	2,284,841
Receivable for capital shares issued	41,626	15,762	-----	179,864	170,939	9,500	62,309	180,661	55,672
Principal paydown receivable	-----	-----	-----	268,064	25,653	-----	-----	-----	-----
Prepaid expenses	-----	-----	8,028	-----	-----	-----	781	-----	13,480
Total Assets	134,585,829	176,666,001	35,054,526	54,950,417	145,327,375	50,059,416	57,426,731	368,257,786	95,432,411
LIABILITIES:
Dividends payable	138,403	209,727	30,641	208,098	599,422	138,272	192,227	-----	-----
Payable to brokers for investments purchased	-----	-----	283,168	516,641	193,021	3,162,081	-----	-----	-----
Payable for capital shares redeemed	60,897	816,475	-----	21,753	1,009,539	-----	238,763	664,233	577,032
Accrued expenses and other payables:
Investment advisory fees	38,383	56,183	10,035	22,966	67,750	20,013	36,646	235,868	77,545
Administration fees	23,029	33,709	6,021	11,942	32,028	10,407	12,704	81,768	21,223
Accounting fees	3,290	4,816	860	1,378	3,695	1,201	1,466	9,435	2,449
Distribution fees	-----	86,137	827	-----	-----	-----	-----	-----	-----
Servicing fees	-----	78,146	3,544	-----	-----	-----	-----	43,721	-----
Other	5,466	39,499	-----	14,146	36,646	32,733	-----	79,969	-----
Total Liabilities	269,468	1,324,692	335,096	796,924	1,942,101	3,364,707	481,806	1,114,994	678,249
NET ASSETS:	134,316,361	175,341,309	34,719,430	54,153,493	143,385,274	46,694,709	56,944,925	367,142,792	94,754,162
Paid-in capital	134,300,913	175,345,828	34,719,430	54,525,727	144,582,045	45,606,065	56,603,047	282,474,933	117,952,466
Accumulated undistributed (distributions in excess of)
net investment income	15,448	-----	-----	(106,515)	143,685	13,685	20,333	-----	168,259
Net unrealized appreciation on investments	-----	-----	-----	264,156	1,354,267	988,174	2,446,079	84,748,536	6,705
Accumulated undistributed net realized gains (losses)
on investment transactions	-----	(4,519)	-----	(529,875)	(2,694,723)	86,785	(2,124,534)	(80,677)	(23,373,268)
Net Assets	$134,316,361	$175,341,309	$34,719,430	$54,153,493	$143,385,274	$46,694,709	$56,944,925	$367,142,792	$94,754,162
Capital Shares Outstanding				5,425,599	14,429,436	4,431,401	4,539,478		9,019,556
Net asset value--offering and redemption price per share				$9.98	$9.94	$10.54	$12.54		$10.51

Pricing of S Shares
Net assets applicable to S Shares outstanding		$79,743,677	$2,150,833					$204,520,638
Shares outstanding, $.001 par value		79,745,732	2,150,833					12,916,187
Net asset value--offering and redemption price per share		$1.00	$1.00					$15.83

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding		$8,519,074
Shares outstanding, $.001 par value		8,519,294
Net asset value--offering and redemption price per share		$1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding	$134,316,361	$44,037,669	$6,053,004					$162,622,154
Shares outstanding, $.001 par value	134,328,994	44,038,804	6,053,004					10,169,810
Net asset value--offering and redemption price per share	$1.00	$1.00	$1.00					$15.99

Pricing of I Shares
Net assets applicable to I Shares outstanding		$43,040,889	$26,515,593
Shares outstanding, $.001 par value		43,041,998	26,515,593
Net asset value--offering and redemption price per share		$1.00	$1.00
VINTAGE MUTUAL FUNDS, INC.
Statements of Operations
For the Year Ended March 31, 2002
	Government	Liquid	Municipal	Limited		Municipal			Aggressive
	Assets	Assets	Assets	Term Bond	Bond	Bond	Balanced	Equity	Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income	$5,042,219	$6,058,394	$991,637	$3,129,143	$5,943,581	$2,170,470	$1,423,752	$162,938	$60,128
Dividend income							354,356	3,264,648	511,340
Total Income	5,042,219	6,058,394	991,637	3,129,143	5,943,581	2,170,470	1,778,108	3,427,586	571,468

EXPENSES: (Note 4)
Investment advisory fees	599,353	610,920	136,955	245,828	482,149	229,813	485,011	2,967,763	981,978
Administration fees	314,661	366,552	82,173	127,831	227,925	119,503	168,138	1,028,829	268,752
Distribution and shareholder service fees S Shares	-----	571,611	8,945	-----	-----	-----	-----	550,619	-----
Distribution and shareholder service fees S2 Shares	-----	44,635	-----	-----	-----	-----	-----	-----	-----
Distribution and shareholder service fees T Shares	-----	64,769	8,376	-----	-----	-----	-----	-----	-----
Custody fees	20,735	56,290	9,482	4,821	14,896	3,480	11,478	20,852	13,960
Accounting fees	44,951	52,365	11,739	14,749	26,298	13,788	19,400	118,708	31,009
Legal fees	2,381	2,958	633	884	1,558	804	1,583	7,163	2,490
Audit fees	14,061	18,453	7,203	12,260	21,131	9,567	3,483	40,440	12,339
Directors' fees	16,786	15,742	3,320	4,762	8,591	4,612	10,590	43,305	15,870
Transfer agent fees	52,553	79,330	16,549	28,844	51,506	7,323	58,754	211,855	58,109
Registration and filing fees	4,250	11,612	5,291	2,155	5,272	2,040	2,834	7,853	5,787
Printing fees	9,684	9,619	1,913	2,845	7,868	2,757	5,840	24,616	9,863
Other	14,405	15,454	3,682	12,262	20,674	24,573	2,440	39,615	5,623
Total Expenses	1,093,820	1,920,310	296,261	457,241	867,868	418,260	769,551	5,061,618	1,405,780
Less: Expenses voluntarily reduced/waived	(74,919)	-----	-----	-----	-----	-----	-----	-----	-----
Net Expenses	1,018,901	1,920,310	296,261	457,241	867,868	418,260	769,551	5,061,618	1,405,780
Net Investment Income (Loss)	4,023,318	4,138,084	695,376	2,671,902	5,075,713	1,752,210	1,008,557	(1,634,032)	(834,312)

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions	3,877	(4,519)	-----	194,523	374,944	292,064	(1,621,617)	5,539,677	(18,195,504)
Net change in unrealized appreciation (depreciation)
from investments	-----	-----	-----	(56,825)	(3,392,029)	(877,968)	163,906	(18,512,604)	14,923,279
Net realized and unrealized gains (losses) from investments	3,877	(4,519)	-----	137,698	(3,017,085)	(585,904)	(1,457,711)	(12,972,927)	(3,272,225)

LOSSES ON FRAUDULENT SHAREHOLDER TRANSACTIONS (Note 7)	(92,900)		(39,423)
Reimbursement by affiliate of losses on fraudulent shareholder transactions (Note 7)	92,900		39,423
Net effect of losses on fraudulent shareholder transactions	0		0

Change in net assets resulting from operations	$4,027,195	$4,133,565	$695,376	$2,809,600	$2,058,628	$1,166,306	($449,154)	($14,606,959)	($4,106,537)
VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Government Assets Fund		Liquid Assets Fund		Municipal Assets Fund		Limited Term Bond Fund		Bond Fund		Municipal Bond Fund		Balanced Fund		Equity Fund		Aggressive Growth Fund
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001	March 31, 2002	March 31, 2001
OPERATIONS:
Net investment income (loss)	$4,023,318	$9,744,468	$4,138,084	$8,302,247	$695,376	$1,282,280	$2,671,902	$2,768,168	$5,075,713	$1,935,148	$1,752,210	$1,908,044	$1,008,557	$1,740,152	($1,634,032)	($1,571,108)	($834,312)	($918,561)
Net realized gains/(losses) from investment
transactions	3,877	------	(4,519)	------	------	------	194,523	158,006	374,944	25,744	292,064	(28,343)	(1,621,617)	459,502	5,539,677	(5,620,354)	(18,195,504)	(2,597,881)
Net change in unrealized appreciation/(depreciation)
from investments	------	------	------	------	------	------	(56,825)	1,406,031	(3,392,029)	1,385,552	(877,968)	2,018,373	163,906	(15,569,002)	(18,512,604)	(116,386,031)	14,923,279	(45,994,268)
Change in net assets resulting from
operations	4,027,195	9,744,468	4,133,565	8,302,247	695,376	1,282,280	2,809,600	4,332,205	2,058,628	3,346,444	1,166,306	3,898,074	(449,154)	(13,369,348)	(14,606,959)	(123,577,493)	(4,106,537)	(49,510,710)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	------	------	------	------	------	------	(2,655,904)	(2,760,656)	(5,009,118)	(1,929,362)	(1,743,594)	(1,902,975)	(1,007,121)	(1,737,732)	------	------	------	------
S Shares	------	------	(1,880,222)	(4,313,652)	(31,234)	(123,053)	------	------	------	------	------	------	------	------	------	------	------	------
S2 Shares	------	------	(272,512)	(496,272)	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	(4,023,461)	(9,744,322)	(1,108,828)	(1,716,533)	(93,488)	(211,633)	------	------	------	------	------	------	------	------	------	------	------	------
I Shares	------	------	(876,522)	(1,775,790)	(570,654)	(947,594)	------	------	------	------	------	------	------	------	------	------	------	------
From net realized gains
Capital Shares	------	------	------	------	------	------	------	------	------	------	------	------	------	(5,720,786)	------	------	(759,892)	(26,861,029)
S Shares	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	(23,665,186)	------	------
T Shares	------	------	------	------	------	------	------	------	------	------	------	------	------	------	------	(19,560,822)	------	------
Change in net assets from shareholder
distributions	(4,023,461)	(9,744,322)	(4,138,084)	(8,302,247)	(695,376)	(1,282,280)	(2,655,904)	(2,760,656)	(5,009,118)	(1,929,362)	(1,743,594)	(1,902,975)	(1,007,121)	(7,458,518)	------	(43,226,008)	(759,892)	(26,861,029)

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------	17,675,757	10,281,505	26,553,641	15,534,324	6,221,091	6,365,266	9,128,924	13,722,990	------	------	52,536,751	108,374,058
S Shares	------	------	493,060,328	493,456,607	12,981,884	18,200,744	------	------	------	------	------	------	------	------	91,546,956	143,738,261	------	------
S2 Shares	------	------	142,506,363	105,085,174	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	769,825,078	1,044,862,456	142,463,029	107,572,367	12,402,166	12,926,906	------	------	------	------	------	------	------	------	21,939,227	51,513,873	------	------
I Shares	------	------	168,328,535	151,358,406	106,636,012	90,904,978	------	------	------	------	------	------	------	------	------	------	------	------
Fund Reorganization: (Note 5)	------	------	------	------	------	------	------	------	101,878,983	------	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	------	------	------	------	------	------	1,390,241	1,316,170	1,473,499	849,784	230,536	217,727	1,137,002	7,019,428	------	------	327,782	12,159,972
S Shares	------	------	22	62,373	3,130	19,283	------	------	------	------	------	------	------	------	------	22,953,202	------	------
S2 Shares	------	------	13,004	31,562	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	1,058,778	1,928,957	339,243	392,359	17,209	32,966	------	------	------	------	------	------	------	------	------	4,926,514	------	------
I Shares	------	------	328,549	677,621	1,093	3,881	------	------	------	------	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	------	------	------	------	------	------	(12,820,249)	(17,922,384)	(19,910,140)	(8,800,556)	(6,453,337)	(9,920,637)	(19,978,807)	(28,488,263)	------	------	(58,468,629)	(98,236,377)
S Shares	------	------	(491,163,561)	(507,372,822)	(13,237,676)	(23,186,674)	------	------	------	------	------	------	------	------	(110,673,208)	(166,449,014)	------	------
S2 Shares	------	------	(143,138,773)	(104,617,221)	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	(807,409,212)	(1,046,764,394)	(129,353,365)	(108,993,787)	(12,419,924)	(18,231,891)	------	------	------	------	------	------	------	------	(35,379,084)	(60,394,662)	------	------
I Shares	------	------	(157,676,654)	(158,292,229)	(107,451,026)	(89,703,693)	------	------	------	------	------	------	------	------	------	------	------	------
Change in net assets from capital transactions	(36,525,356)	27,019	25,706,720	(20,639,590)	(1,067,132)	(9,033,500)	6,245,749	(6,324,709)	109,995,983	7,583,552	(1,710)	(3,337,644)	(9,712,881)	(7,745,845)	(32,566,109)	(3,711,826)	(5,604,096)	22,297,653
Change in net assets	(36,521,622)	27,165	25,702,201	(20,639,590)	(1,067,132)	(9,033,500)	6,399,445	(4,753,160)	107,045,493	9,000,634	(578,998)	(1,342,545)	(11,169,156)	(28,573,711)	(47,173,068)	(170,515,327)	(10,470,525)	(54,074,086)

NET ASSETS:
Beginning of year	170,837,983	170,810,818	149,639,108	170,278,698	35,786,562	44,820,062	47,754,048	52,507,208	36,339,781	27,339,147	47,273,707	48,616,252	68,114,081	96,687,792	414,315,860	584,831,187	105,224,687	159,298,773
End of year	$134,316,361	$170,837,983	$175,341,309	$149,639,108	$34,719,430	$35,786,562	$54,153,493	$47,754,048	$143,385,274	$36,339,781	$46,694,709	$47,273,707	$56,944,925	$68,114,081	$367,142,792	$414,315,860	$94,754,162	$105,224,687

SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------	1,760,403	1,054,561	2,636,909	1,592,569	587,175	616,757	720,939	886,689	------	------	4,959,302	6,768,726
S Shares	------	------	493,060,328	493,456,607	12,981,884	18,200,744	------	------	------	------	------	------	------	------	5,834,670	6,765,427	------	------
S2 Shares	------	------	142,506,363	105,085,174	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	769,825,078	1,044,862,456	142,463,029	107,572,367	12,402,166	12,926,906	------	------	------	------	------	------	------	------	1,382,817	2,501,159	------	------
I Shares	------	------	168,328,535	151,358,406	106,636,012	90,904,978	------	------	------	------	------	------	------	------	------	------	------	------
Fund Reorganization: (Note 5)	------	------	------	------	------	------	------	------	9,978,371	------	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	------	------	------	------	------	------	138,924	135,632	146,656	87,897	21,560	20,981	89,913	480,018	------	------	28,728	878,609
S Shares	------	------	22	62,373	3,130	19,283	------	------	------	------	------	------	------	------	------	1,151,687	------	------
S2 Shares	------	------	13,004	31,562	-----	-----	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	1,058,778	1,928,957	339,243	392,359	17,209	32,966	------	------	------	------	------	------	------	------	------	245,466	------	------
I Shares	------	------	328,549	677,621	1,093	3,881	------	------	------	------	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	------	------	------	------	------	------	(1,279,635)	(1,837,154)	(1,976,164)	(904,550)	(602,329)	(958,655)	(1,594,202)	(1,875,067)	------	------	(5,505,776)	(5,886,370)
S Shares	------	------	(491,163,561)	(507,372,822)	(13,237,676)	(23,186,674)	------	------	------	------	------	------	------	------	(7,046,952)	(7,751,353)	------	------
S2 Shares	------	------	(143,138,773)	(104,617,221)	------	------	------	------	------	------	------	------	------	------	------	------	------	------
T Shares	(807,409,212)	(1,046,764,394)	(129,353,365)	(108,993,787)	(12,419,924)	(18,231,891)	------	------	------	------	------	------	------	------	(2,207,779)	(2,861,496)	------	------
I Shares	------	------	(157,676,654)	(158,292,229)	(107,451,026)	(89,703,693)	------	------	------	------	------	------	------	------	------	------	------	------
Change In Shares	(36,525,356)	27,019	25,706,720	(20,639,590)	(1,067,132)	(9,033,500)	619,692	(646,961)	10,785,772	775,916	6,406	(320,917)	(783,350)	(508,360)	(2,037,244)	50,890	(517,746)	1,760,965

1. Organization:

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the "Fund"), in February 1998. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in ten series, each with distinct investment objectives and policies. The Fund offers nine series representing diversified portfolios. The Government Assets Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Liquid Assets Fund is maximum current income consistent with safety of principal and maintenance of liquidity. The investment objective of the Municipal Assets Fund is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The investment objective of the Vintage Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities. The Vintage Limited Term Bond Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility. The Vintage Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Vintage Bond Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. The investment objective of the Vintage Municipal Bond Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Vintage Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities. The investment objective of the Vintage Balanced Fund is to seek long-term growth of capital and income. The Vintage Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The investment objective of the Vintage Equity Fund is long-term capital appreciation. The Vintage Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential. The investment objective of the Vintage Aggressive Growth Fund is long-term capital growth. The Vintage Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities.

Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from the Fund's Distributor. Liquid Assets Fund also offers S2 Shares through financial institutions providing automatic "sweep" investment programs to their own customers. All classes of shares accrue daily dividends in the same manner except each class bears separate distribution and/or shareholder servicing fees.

The Vintage Equity Fund offers two classes of shares. T Shares of the Vintage Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N. A., over which AMCORE Investment Group, N. A., exercises investment discretion. The Vintage Equity Fund also offers S Shares which accrue daily dividends in the same manner as T Shares except each class bears separate distribution and/or shareholder administrative servicing fees.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

Investments of the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund (the "money market funds") are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Balanced Fund, the Vintage Equity Fund, the Vintage Aggressive Growth Fund, and the Vintage Technology Fund (collectively the "variable net asset funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Fixed income securities held in the variable net asset funds are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing applications to determine valuations for normal institutional sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Fixed income securities having maturities of 60 days or less are valued by the amortized cost method. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, ("IMG"), deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. An independent custodian must receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Loan Certificates

The Liquid Assets Fund may invest in FmHA Guaranteed Loan Certificates which represent interests in the guaranteed portion of Farmer's Home Administration ("FmHA") loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days' written notice. The Loan Certificates are diversified through limitations on certificates sold by any one individual bank.

Trust Certificates

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (the Trust) which represent interests in student loans sold by certain Iowa banks subject to repurchase on no more than seven days' written notice. The Trust and the Trust Certificates are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than five percent of the outstanding Trust Certificates.

Limited Partnerships

The Aggressive Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. At March 31, 2002, the Fund had invested $2,500,000. Direct investments are recorded when capital contributions are made. This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the Fund's Adviser and approved by the Fund's Board of Directors.

Securities Purchased on a When-Issued of Delayed-Delivery Basis

Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Vintage Limited Term Bond Fund, the Vintage Bond Fund, and the Vintage Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Vintage Balanced Fund, the Vintage Equity Fund, and the Vintage Aggressive Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

Federal Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

Expenses

Expenses directly related to one of the Funds are charged to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 are as follows:

Proceeds

Purchases from Sales

Limited Term Bond Fund $24,018,371 $20,302,871

Bond Fund $37,429,620 $33,963,063

Municipal Bond Fund $12,224,891 $12,569,770

Balanced Fund $23,799,334 $35,846,429

Equity Fund $229,378,924 $263,766,138

Aggressive Growth Fund $106,953,458 $116,822,009

4. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), an indirect wholly owned subsidiary of AMCORE Financial, Inc. (AMCORE), is entitled to receive fees computed daily on a percentage of the average daily net assets of each fund as follows:

Government Assets Fund 0.40 percent

Liquid Assets Fund 0.35 percent

Municipal Assets Fund 0.35 percent

Vintage Limited Term Bond Fund 0.50 percent

Vintage Bond Fund 0.55 percent

Vintage Municipal Bond Fund 0.50 percent

Vintage Balanced Fund 0.75 percent

Vintage Equity Fund 0.75 percent

Vintage Aggressive Growth Fund 0.95 percent

IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund and 0.26 percent of the average daily net assets for all other Vintage Mutual Funds.

The Funds have adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which may include AMCORE, its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services. At present, the Funds pay servicing fees as follows: 0.25 percent on S shares of the Liquid Assets, Municipal Assets, and Equity Funds, 0.25 percent on S2 shares of the Liquid Assets Fund, and 0.15 percent on T shares of the Liquid Assets and Municipal Assets Funds.

During the year ended March 31, 2002, AMCORE received $138,190, $10,119, and $544,571 from the Liquid Assets Fund, the Municipal Assets Fund, and the Vintage Equity Fund, respectively.

During the year ended March 31, 2002, certain Funds had investments in Government Assets or Municipal Assets Funds. Included in interest income on the statements of operations is income earned on such investments and the portion of the advisory, administrative and accounting fees waived by IMG that were attributable to assets invested in Government Assets or Municipal Assets Funds, as shown below.
	Income Earned	Fees Waived

Limited Term Bond Fund	$20,267	$4,447
Bond Fund	$46,742	$11,413
Municipal Bond Fund	$16,465	$5,132
Balanced Fund	$32,337	$5,867
Equity Fund	$132,989	$24,518
Aggressive Growth Fund	$46,191	$9,797

BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Fund, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Adviser and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund.

IMG also serves as the Fund's transfer agent to certain classes of the Government Assets, Liquid Assets and Municipal Assets Funds, pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. BISYS Fund Services, Inc., ("BISYS") serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services.

5. Fund Reorganization:

On October 19, 2001, Vintage Bond Fund (the "Acquiring Fund") acquired all of the assets and assumed the liabilities of Vintage Income Fund (the "Acquired Fund") in a tax-free reorganization approved by the Acquired Fund's shareholders. Under the reorganization plan shareholders of the Acquired Fund received shares in the Acquiring Fund in an amount equal to their holdings in the Acquired Fund. Shareholders of the Acquired Fund received 9,978,371 shares of the Acquiring Fund in the transaction.

Following is a summary of the net assets and unrealized appreciation as of the reorganization date:
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Acquired Fund Vintage Income Fund	9,987,393	$101,878,983	$10.20	$4,088,719
Acquiring Fund Vintage Bond Fund	4,340,242	$44,298,869	$10.21	$1,418,488
Post Reorganization Vintage Bond fund	14,318,613	$146,177,852	$10.21	$5,507,207

6. Federal Income Taxes:

As required by the AICPA Audit Guide for Investment Companies for reporting periods beginning after December 15, 2000, the following details the tax basis distributions as well as the tax components of capital. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses and paydowns on asset backed securities.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities as of March 31, 2002 for tax purposes follow:
	Aggregate Unrealized Gain	Aggregate Unrealized (Loss)	Net Unrealized Gain	Cost of Investments

Government Assets Fund	-	-	-	$133,369,763
Liquid Assets Fund	-	-	-	$174,975,669
Municipal Assets Fund	-	-	-	$33,974,836
Limited Term Bond Fund	$651,336	$(387,180)	$264,156	$53,628,658
Bond Fund	$3,265,970	$(1,913,109)	$1,352,861	$142,040,518
Municipal Bond Fund	$1,130,502	$(142,328)	$988,174	$47,361,126
Balanced Fund	$7,356,581	$(4,910,502)	$2,446,079	$54,682,526
Equity Fund	$101,948,747	$(17,200,211)	$84,748,536	$282,111,073
Aggressive Growth Fund	$7,719,889	$(7,695,310)	$24,579	$92,953,521

Distributable earnings as of March 31, 2002 for tax purposes follow (rounded to the nearest thousand):

Distributable Earnings
	Ordinary Income	Long-term Gains (Losses)	Tax Exempt

Government Assets Fund	$15,000	-	-
Liquid Assets Fund	-	-	-
Municipal Assets Fund	-	-	-
Limited Term Bond Fund	$(107,000)	-	-
Bond Fund	$144,000	$132,000	-
Municipal Bond Fund	-	$87,000	$14,000
Balanced Fund	$20,000	-	-
Equity Fund	-	-	-
Aggressive Growth Fund	-	-	-

Distributions for the year ending March 31, 2002 for tax purposes follow:

Tax Distributions
Ordinary Income	Long-term Capital Gains	Tax Exempt

Government Assets Fund	$4,023,000	-	-
Liquid Assets Fund	$4,138,084	-	-
Municipal Assets Fund	$3,721	-	$691,655
Limited Term Bond Fund	$2,655,904	-	-
Bond Fund	$5,009,118	-	-
Municipal Bond Fund	$5,183	-	$1,738,411
Balanced Fund	$1,007,121	-	-
Equity Fund	-	-	-
Aggressive Growth Fund	-	$759,892	-

For tax purposes, the following Funds have capital loss carryforwards as of March 31, 2002, which are available to offset future capital gains, if any (rounded to the nearest thousand):
	Amount	Expires

Limited Term Bond Fund	$530,000	2007-2009
Bond Fund	$2,825,000	2003-2009
Balanced Fund	$2,125,000	2010
Equity Fund	$81,000	2009
Aggressive Growth Fund	$16,369,000	2010

The Bond Fund's capital loss carryforward includes $2,961,000 of losses acquired from the Vintage Income Fund. Utilization of the losses was limited in the current year as prescribed by the Internal Revenue Code.

Capital loss carryforwards utilized and expired during the year ended March 31, 2002 follow:
	Utilized	Expired

Government Assets Fund	$3,877	$990
Limited Term Bond Fund	$168,144	-
Bond Fund	$171,455	-
Municipal Bond Fund	$205,280	-
Equity Fund	$1,003,486	-

At March 31, 2002, the Aggressive Growth Fund and Liquid Assets Fund had $6,854,000 and $5,000, respectively, deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending March 31, 2003.

7. Losses on Fraudulent Shareholder Transactions:

During the year ended March 31, 2002, Government Assets Fund and Municipal Assets Fund incurred losses of $92,900 and $39,423, respectively, as the result of a fraudulent scheme perpetrated upon the Funds in connection with certain shareholder transactions. As of March 31, 2002, AMCORE agreed to pay Government Assets Fund and Municipal Assets Fund $92,900 and $39,423, respectively, as consideration for the assignment by the Funds of all rights, title and interest it may have in any claims for recovery of such losses.

8. Federal Income Tax Information (Unaudited):

For the taxable year ended March 31, 2002, 19.9 percent of income dividends paid by the Balanced Fund qualifies for the dividends received deduction available to corporations. During the year ended March 31, 2002, the Municipal Bond Fund and Municipal Assets Fund declared $1,738,411 and $691,656, respectively, of tax-exempt income distributions. The Aggressive Growth Fund declared $759,892 of long-term capital gain distributions.

VINTAGE MUTUAL FUNDS, Inc.
Financial Highlights

			Investment Activities			Dividends and Distributions					TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
									Total					Ratio of		Ratio of Net		Ratio of		Ratio of Net
		NAV	Net	Net Realized/	Total from	From Net		From Net	Dividends	NAV			Net Assets	Expenses to		Investment		Expenses to		Investment
		Beginning	Investment	Unrealized	Investment	Investment		Realized	and	End	Total		End of Period	Average		Income (Loss) to		Average		Income (Loss) to		Portfolio
		of Period	Income (Loss)	Gains/(Losses)	Activities	Income		Gains	Distributions	of Period	Return		(000 omitted)	Net Assets		Average Net Assets		Net Assets**		Average Net Assets**		Turnover
Government Assets Fund "T" Shares
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.66%		$134,316	0.68%		2.69%		0.73%		2.64%
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)	$1.00	5.73%		$170,838	0.68%		5.59%		0.73%		5.54%
Year Ended	March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.75%		$170,811	0.68%		4.65%		0.73%		4.60%
Year Ended	March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.61%		$150,006	0.73%		4.49%		0.76%		4.46%
Year Ended	March 31, 1998	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.72%		$155,130	0.73%		4.79%		0.98%		4.54%
Liquid Assets Fund "S" Shares
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.22%		$79,744	1.36%		2.14%		-----		-----
Year Ended	March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	5.26%		$77,849	1.36%		5.13%		-----		-----
Year Ended	March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.18%		$91,703	1.36%		4.11%		-----		-----
Year Ended	March 31, 1999	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.18%		$77,343	1.34%		4.08%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.43%	(a)	$69,514	1.20%	(b)	4.57%	(b)	-----		-----
Year Ended	June 30, 1997	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.46%		$60,663	1.20%		4.46%		-----		-----
Liquid Assets Fund "S2" Shares
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.48%		$8,519	1.11%		2.44%		-----		-----
Year Ended	March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	5.52%		$9,139	1.11%		5.39%		-----		-----
Year Ended	March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.44%		$8,639	1.11%		4.36%		-----		-----
Year Ended	March 31, 1999	$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	4.44%		$8,252	1.09%		4.32%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.68%	(a)	$5,453	0.87%	(b)	4.91%	(b)	-----		-----
February 27, 1997 to June 30, 1997*		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.66%	(a)	$1,773	0.85%	(b)	4.79%	(b)	0.95%		4.69%
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.73%		$44,038	0.86%		2.57%		-----		-----
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)	$1.00	5.80%		$30,590	0.86%		5.65%		-----		-----
Year Ended	March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.70%		$31,619	0.86%		4.59%		-----		-----
Year Ended	March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.70%		$33,673	0.84%		4.54%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.81%	(a)	$16,147	0.70%	(b)	5.07%	(b)	-----		-----
January 2, 1997 to June 30, 1997*		$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.51%	(a)	$17,859	0.70%	(b)	4.96%	(b)	-----		-----
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2002	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.89%		$43,041	0.71%		2.72%		-----		-----
Year Ended	March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)	$1.00	5.94%		$32,061	0.71%		5.78%		-----		-----
Year Ended	March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.86%		$38,318	0.71%		4.82%		-----		-----
Year Ended	March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)	$1.00	4.86%		$16,751	0.69%		4.67%		-----		-----
Nine Months Ended March 31, 1998		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.98%	(a)	$13,729	0.47%	(b)	5.31%	(b)	-----		-----
October 29, 1996 to June 30, 1997*		$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)	$1.00	3.51%	(a)	$2,356	0.45%	(b)	5.19%	(b)	-----		-----
Municipal Assets Fund "S" Shares
Year Ended	March 31, 2002	$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	1.47%		$2,151	1.11%		1.40%		-----		-----
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.07%		$2,403	1.12%		3.09%		-----		-----
Year Ended	March 31, 2000	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.43%		$7,370	1.14%		2.41%		1.15%		2.40%
Year Ended	March 31, 1999	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.47%		$7,894	1.12%		2.41%		1.19%		2.34%
Nine Months Ended March 31, 1998		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.13%	(a)	$7,102	0.94%	(b)	2.84%	(b)	-----		-----
Year Ended	June 30, 1997	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.90%		$4,664	0.93%		2.90%		1.15%		2.68%
Municipal Assets Fund "T" Shares
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.70%		$6,053	0.86%		1.67%		-----		-----
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.31%		$6,054	0.87%		3.26%		-----		-----
Year Ended	March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.68%		$11,326	0.89%		2.61%		0.90%		2.63%
Year Ended	March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.73%		$14,949	0.87%		2.66%		0.94%		2.59%
Nine Months Ended March 31, 1998		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.31%	(a)	$12,005	0.69%	(b)	3.09%	(b)	-----		-----
January 2, 1997 to June 30, 1997*		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.61%	(a)	$25,036	0.66%	(b)	3.17%	(b)	0.90%		2.93%
Municipal Assets Fund "I" Shares
Year Ended	March 31, 2002	$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	1.88%		$26,516	0.71%		1.82%		-----		-----
Year Ended	March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	3.48%		$27,330	0.72%		3.41%		-----		-----
Year Ended	March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.84%		$26,124	0.74%		2.78%		0.75%		2.79%
Year Ended	March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)	$1.00	2.88%		$22,405	0.72%		2.81%		0.79%		2.74%
Nine Months Ended March 31, 1998		$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)	$1.00	2.49%	(a)	$20,010	0.46%	(b)	3.32%	(b)	-----		-----
March 27, 1997 to June 30, 1997*		$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)	$1.00	1.20%	(a)	$7	0.41%	(b)	3.42%	(b)	0.65%		3.18%
Limited Term Bond Fund
Year Ended	March 31, 2002	$9.94	0.55	0.03	0.58	(0.54)		0.00	(0.54)	$9.98	5.96%		$54,153	0.93%		5.43%		-----		-----		47.31%
Year Ended	March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)		0.00	(0.54)	$9.94	9.06%		$47,754	0.90%		5.48%		-----		-----		49.54%
Year Ended	March 31, 2000	$10.00	0.50	(0.37)	0.13	(0.50)		0.00	(0.50)	$9.63	1.38%		$52,507	0.92%		5.11%		-----		-----		41.58%
Year Ended	March 31, 1999	$9.99	0.49	0.00	0.49	(0.48)		0.00	(0.48)	$10.00	5.01%		$56,005	1.05%		4.89%		-----		-----		31.08%
Year Ended	March 31, 1998	$9.69	0.46	0.35	0.81	(0.51)	(c)	0.00	(0.51)	$9.99	8.51%		$37,777	1.35%		4.60%		1.60%		4.35%		80.26%
Bond Fund
Year Ended	March 31, 2002	$9.97	0.56	(0.03)	0.53	(0.56)		0.00	(0.56)	$9.94	5.20%		$143,385	0.99%		5.79%		-----		-----		41.67%
Year Ended	March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)		0.00	(0.61)	$9.97	11.37%		$36,340	0.99%		6.33%		-----		-----		17.62%
Year Ended	March 31, 2000	$9.88	0.57	(0.35)	0.22	(0.57)		0.00	(0.57)	$9.53	2.41%		$27,339	1.01%		6.01%		-----		-----		31.83%
Year Ended	March 31, 1999	$9.86	0.53	0.04	0.57	(0.53)		(0.02)	(0.55)	$9.88	5.95%		$21,984	1.03%		5.46%		-----		-----		37.28%
Eleven Months Ended March 31, 1998		$9.82	0.66	0.33	0.99	(0.66)		(0.29)	(0.95)	$9.86	10.30%	(a)	$7,213	0.88%	(b)	7.66%	(b)	-----		-----		225.79%
Year Ended	April 30, 1997	$9.78	0.62	0.05	0.67	(0.62)		0.00	(0.62)	$9.83	6.97%		$3,201	0.83%		6.16%		-----		-----		42.22%
Municipal Bond Fund
Year Ended	March 31, 2002	$10.68	0.41	(0.14)	0.27	(0.41)		0.00	(0.41)	$10.54	2.41%		$46,695	0.91%		3.81%		-----		-----		27.61%
Year Ended	March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)		0.00	(0.42)	$10.68	8.59%		$47,274	0.86%		4.03%		-----		-----		21.11%
Year Ended	March 31, 2000	$10.67	0.41	(0.40)	0.01	(0.41)		(0.03)	(0.44)	$10.24	0.10%		$48,616	0.92%		3.91%		-----		-----		26.51%
Year Ended	March 31, 1999	$10.60	0.40	0.08	0.48	(0.40)		(0.01)	(0.41)	$10.67	4.64%		$49,950	0.94%		3.76%		1.04%		3.66%		13.87%
Year Ended	March 31, 1998	$10.22	0.40	0.40	0.80	(0.40)		(0.02)	(0.42)	$10.60	7.89%		$48,282	1.21%		3.76%		1.46%		3.51%		36.60%
Balanced Fund
Year Ended	March 31, 2002	$12.80	0.20	(0.26)	(0.06)	(0.20)		0.00	(0.20)	$12.54	(0.45%)		$56,945	1.19%		1.56%		-----		-----		38.28%
Year Ended	March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)		(1.06)	(1.37)	$12.80	(15.39%)		$68,114	1.12%		2.03%		-----		-----		45.49%
Year Ended	March 31, 2000	$16.01	0.28	2.08	2.36	(0.28)		(1.51)	(1.79)	$16.58	15.56%		$96,688	1.20%		1.77%		-----		-----		64.22%
Year Ended	March 31, 1999	$15.05	0.24	1.60	1.84	(0.24)		(0.64)	(0.88)	$16.01	12.66%		$85,424	1.28%		1.61%		-----		-----		48.38%
Year Ended	March 31, 1998	$11.72	0.21	3.67	3.88	(0.21)		(0.34)	(0.55)	$15.05	33.46%		$63,403	1.38%		1.58%		1.63%		1.33%		101.32%
Equity Fund S Shares
Year Ended	March 31, 2002	$16.44	(0.09)	(0.52)	(0.61)	0.00		0.00	0.00	$15.83	(3.65%)		$204,521	1.39%		(0.52%)		-----		-----		58.75%
Year Ended	March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00		(1.81)	(1.81)	$16.44	(22.98%)		$232,217	1.39%		(0.40%)		-----		-----		71.85%
Year Ended	March 31, 2000	$22.90	(0.06)	4.10	4.04	0.00		(3.66)	(3.66)	$23.28	18.59%		$325,035	1.36%		(0.31%)		-----		-----		89.42%
Year Ended	March 31, 1999	$21.04	(0.06)	3.21	3.15	(0.01)		(1.28)	(1.29)	$22.90	15.72%		$253,593	1.40%		(0.34%)		-----		-----		59.22%
Year Ended	March 31, 1998	$16.58	0.00	7.19	7.19	(0.01)		(2.71)	(2.72)	$21.05	45.54%		$196,772	1.31%		0.08%		1.56%		0.33%		72.80%
Equity Fund T Shares
Year Ended	March 31, 2002	$16.56	(0.04)	(0.53)	(0.57)	0.00		0.00	0.00	$15.99	(3.44%)		$162,622	1.14%		(0.27%)		-----		-----		58.75%
Year Ended	March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00		(1.81)	(1.81)	$16.56	(22.79%)		$182,099	1.14%		(0.15%)		-----		-----		71.85%
Year Ended	March 31, 2000	$22.94	(0.01)	4.11	4.10	0.00		(3.66)	(3.66)	$23.38	18.83%		$259,796	1.11%		(0.06%)		-----		-----		89.42%
Year Ended	March 31, 1999	$21.05	(0.01)	3.19	3.18	(0.01)		(1.28)	(1.29)	$22.94	15.88%		$280,418	1.15%		(0.08%)		-----		-----		59.22%
February 14, 1998 to March 31, 1998*		$19.77	0.00	1.28	1.28	0.00		0.00	0.00	$21.05	6.40%	(a)	$275,245	1.19%	(b)	0.63%	(b)	1.44%	(b)	0.38%	(b)	72.80%
Aggressive Growth
Year Ended	March 31, 2002	$11.03	(0.09)	(0.35)	(0.44)	0.00		(0.08)	(0.08)	$10.51	(4.12%)		$94,754	1.36%		(0.81%)		-----		-----		106.39%
Year Ended	March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00		(3.43)	(3.43)	$11.03	(32.83%)		$105,225	1.33%		(0.66%)		-----		-----		183.82%
Year Ended	March 31, 2000	$17.63	(0.12)	5.57	5.45	0.00		(2.59)	(2.59)	$20.49	33.51%		$159,299	1.35%		(0.67%)		-----		-----		156.56%
Year Ended	March 31, 1999	$16.99	(0.11)	1.70	1.59	0.00		(0.95)	(0.95)	$17.63	9.85%		$121,552	1.42%		(0.69%)		-----		-----		61.90%
Year Ended	March 31, 1998	$11.90	(0.09)	5.61	5.52	0.00		(0.43)	(0.43)	$16.99	46.82%		$101,377	1.56%		(0.74%)		1.81%		(0.99%)		86.36%

* Period from commencement of operations.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Includes $.04 per share and $.02 per share of distributions in excess of net investment income for the Limited Term Bond Fund and
Income Fund respectively, for year ended March 31, 1998.

For the taxable year ended March 31, 2002, 19.9 percent of income dividends paid by the Balanced Fund qualifies for the dividends received deduction available to corporations. During the year ended March 31, 2002, the Municipal Bond Fund and Municipal Assets Fund declared $1,738,411 and $691,656, respectively, of tax-exempt income distributions. The Aggressive Growth Fund declared $759,892 of long-term capital gain distributions.

To the Board of Directors and Shareholders of

Vintage Mutual Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Limited Term Bond Fund, Bond Fund, Municipal Bond Fund, Balanced Fund, Equity Fund, and Aggressive Growth Fund (constituting Vintage Mutual Funds, Inc. the "Funds") at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended prior to April 1, 1999, were audited by other independent accountants whose reports dated April 30, 1999 and May 8, 1998, expressed unqualified opinions on those statements.

PricewaterhouseCoopers LLP

New York, New York

May 3, 2002

The following table contains basic information regarding directors and officers, respectively, that oversee operations of the Vintage Funds complex.
Name, Contact, Address and Age	Position held with Vintage	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships held Outside of Vintage
Annaulu "Lu" Farber, 2203 Grand Avenue, Des Moines, IA 50312, Age 53	Director	Since 1998	Sole Proprietor, Tyler Associates from 1996 to present	9	Harmony Hills of Union, WA; Tacoma Opera
William J. Howard, 2203 Grand Avenue, Des Moines, IA 50312, Age 56	Director	Since 1998	Attorney, William J. Howard Attorney at Law from 1998 to present; Attorney, Brassfield, Cowan and Howard from 1973 to 1998	9	None
Debra L. Johnson, 2203 Grand Avenue, Des Moines, IA 50312, Age 41	Director	Since 1998	President, Vodaci Technologies from 2000 to present; VP and CFO, Business Publications from 1990 to 2000	9	Des Moines Metro Opera
Fred Lorber, 2203 Grand Avenue, Des Moines, IA 50312, Age 78	Director	Since 1998	Retired	9	Simpson College; Iowa Historical Foundation; Des Moines Club; Jewish Foundation of Des Moines
David Miles, 2203 Grand Avenue, Des Moines, IA 50312, Age 45	President, Director	Since 1998	President, Director, and CEO of AMCORE Investment Group N.A. from 2000 to present; Director of Investors Management Group from 1987 to present	9	AMCORE Bank, N.A.; AMCORE Investment Group, N.A.; Investors Management Group; Rockford Health Systems; Drake University Board of Governors; Drake University Scholar Society
Edward J. Stanek, 2203 Grand Avenue, Des Moines, IA 50312, Age 55	Director	Since 1998	Commissioner and CEO, Iowa Lottery from 1985 to present; Chairman, International Game Group from 2000 to present; Senior Vice President, World Lottery Association from 1999 to present	9	Multi-State Lottery Association; Power Ball Group; Instant Millionaire TV Show; Roll Down Group; Hot Lotto Group; North American Association of State and Provincial Lotteries; International Game Group
John Taft, 2203 Grand Avenue, Des Moines, IA 50312, Age 47	Director	Since 1998	President, Voyageur Asset Management, Inc. from 1999 to present; President and CEO of Dougherty and Company from 1997 to 1999	9	Market Street Energy
Steven Zumbach, 2203 Grand Avenue, Des Moines, IA 50312, Age 52	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	9

Bankers Trust Advisory Board; Greater Des Moines Partnership; Des Moines Wine Festival; Science Center of Iowa Capital Campaign; Mayor's Study Group of Des Moines; Iowa State University Board of Governors

Patricia Bonavia, 2203 Grand Avenue, Des Moines, IA 50312, Age 51	Vice President	Since 1998

Director, Investors Management Group from 1998 to present; President, AMCORE Investment Services, Inc. from 1998 to present; Product Manager and Vice President, AMCORE Capital Management Inc. from 1993 to 1998

				N/A	N/A
Jay H. Evans, 2203 Grand Avenue, Des Moines, IA 50312, Age 59	Vice President	Since 1998

Director, Investors Management Group from 1998 to present; President and Chief Investment Officer, Investors Management Group from 1998 to present; President and Chief Investment Officer, AMCORE Capital Management Inc. from 1992 to 1998

				N/A	N/A
Amy Mitchell, 2203 Grand Avenue, Des Moines, IA 50312, Age 32	Treasurer	Since 1998	Director of Fund Administration, AMCORE Investment Group 1990 to present	N/A	N/A
Mary Dotterer, 2203 Grand Avenue, Des Moines, IA 50312, Age 39	Secretary	Since 1999	Compliance Officer from 1999 to present; Staff Accountant, Securities and Exchange Commission from 1997 to 1999	N/A	N/A

Table of Contents

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Report of Independent Accountants

Directors and Officers

Service Providers

Investment Adviser and Administrator
Investors Management Group
2203 Grand Avenue
Des Moines, Iowa 50312-5338

Distributor
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Cline, Williams, Wright, Johnson, & Oldfather
1900 U.S. Bank Building
Lincoln, Nebraska 68508

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036